EXHIBIT  99B.1

                       CALVERT  SOCIAL  INVESTMENT  FUND
                           DECLARATION  OF  TRUST


          ARTICLE  I          NAME  AND  DEFINITIONS                1

                    1.  NAME                                      1
                    2.  DEFINITIONS
                              (A)  AFFILIATED  PERSON,  ASSIGNMENT,
                                   COMMISSION,  INTERESTED  PERSON,
                                  MAJORITY  SHAREHOLDER  NOTE,
                                  PRINCIPAL  UNDERWRITER          1
                              (B)  TRUST                          L
                              (C)  ACCUMULATED  NET  INCOME         1
                              (D)  SHAREHOLDER                    1
                              (E)  TRUSTEES                       1
                              (F)  SHARES                         2
 .                             (G)  1940  ACT                       2
                              (H)  COMMISSION                     2
                              (I)  BUSINESS  DAY                   2

          ARTICLE  II          PURPOSE  OF  TRUST                   2

          ARTICLE  III          BENEFICIAL  INTEREST               2

                    1.          SHARES  OF  BENEFICIAL  INTEREST    2
                    2.          OWNERSHIP  OF  SHARES              3
                    3.          INVESTMENT  IN  THE  TRUST          3
                    4.          NO  PRE-EMPTIVE  RIGHTS            4
                    5.          PROVISIONS  RELATING  TO
                           SERIES  OF  SHARES                      4

          ARTICLE  IV          THE  TRUSTEES                       5

                    1.          MANAGEMENT  OF  THE  TRUST          5
                    2          ELECTION  OF  TRUSTEES              5
                    3.          TERM  OF  OFFICE  OF  TRUSTEES       5
                    4.          TERMINATION  OF  SERVICE  AND
                              APPOINTMENT  OF  TRUSTEES            6
                    5.          TEMPORARY  ABSENCE  OF  TRUSTEE     6
                    6.          NUMBER  OF  TRUSTEES               6
                    7.          EFFECT  OF  DEATH,  RESIGNATION,  ETC.
                                OF  A  TRUSTEE                     7
                    8.          OWNERSHIP  OF  THE  TRUST           7

          ARTICLE  V          POWERS  OF  THE  TRUSTEES              7

                    1.  POWERS                                    7
                    2.  TRUSTEES  AND  OFFICERS  AS  SHAREHOLDERS    10
                    3.  PARTIES  TO  CONTRACT                      10

          ARTICLE  VI          TRUSTEES'  EXPENSES  AND  COMPENSATION  11

                    1.  TRUSTEE  REIMBURSEMENT                       11
                    2.  TRUSTEE  COMPENSATION                        12

          ARTICLE  VII          INVESTMENT  ADVISER,  ADMINISTRATIVE
                               SERVICES,  PRINCIPAL  UNDERWRITER
                            AND  TRANSFER  AGENT                     12

                    1.  INVESTMENT  ADVISER                          12
                    2.  ADMINISTRATIVE  SERVICES                     13
                    3.  PRINCIPAL  UNDERWRITER                       13
                    4.  TRANSFER  AGENT                              13

          ARTICLE  VIII          SHAREHOLDERS'  VOTING  POWERS
                            AND  MEETINGS                           14

                    1.  VOTING  POWERS                               14
                    2.  MEETINGS                                    14
                    3.  QUORUM  AND  REQUIRED  VOTE                    14
                    4.  PROXIES                                     15
                    5.  ADDITIONAL  PROVISIONS                       15

          ARTICLE  IX          CUSTODIANS                            15

                    1.          APPOINTMENT  OF  CUSTODIAN  AND  DUTIES  15
                    2.          CENTRAL  CERTIFICATE  SYSTEM          16
                    3.          SPECIAL  CUSTODIANS                  16
                    4.          SPECIAL  DEPOSITORIES                17

          ARTICLE  X          DISTRIBUTIONS  AND  REDEMPTIONS          17

                    1.          DISTRIBUTIONS                       17
                    2.          REDEMPTIONS  AND  REPURCHASES         18
                    3.          DETERMINATION  OF  ACCUMULATED  NET
                                INCOME                              19
                    4.          NET  ASSET  VALUE  OF  SHARES           19
                    5.          SUSPENSION  OF  THE  RIGHT
                                  OF  REDEMPTION                     20
                    6.          TRUST'S  RIGHT  TO  REDEEM  SHARES      20

          ARTICLE  XI          LIMITATION  OF  LIABILITY
                                AND  INDEMNIFICATION                    21

                    1.        LIMITATION  OF  PERSONAL  LIABILITY  AND
                                INDEMNIFICATION  OF  SHAREHOLDERS        21
                    2.        LIMITATION  OF  PERSONAL  LIABILITY  OF
                                TRUSTEES,  OFFICERS,  EMPLOYEES
                                OR  AGENTS  OF  THE  TRUST                 22
                    3.        EXPRESS  EXCULPATORY  CLAUSES  AND
                                INSTRUMENTS                            22
                    4.          MANDATORY  INDEMNIFICATION              23

          ARTICLE  XII          MISCELLANEOUS                           24

                    1.          TRUST  IS  NOT  A  PARTNERSHIP             24
                    2.          TRUSTEE'S  GOOD  FAITH  ACTION,  EXPERT
                                  ADVICE,  NO  BOND  OR  SURETY            24
                    3.          ESTABLISHMENT  OF  RECORD  DATES          24
                    4.          TERMINATION  OF  TRUST                   25
                    5.          OFFICES  OF  THE  TRUST,  FILING  OF  COPIES
                                  REFERENCES,  HEADINGS                 25
                    6.          APPLICABLE  LAW                         26
                    7.          AMENDMENTS                             26
                    8.          CONFLICTS  WITH  LAW  OR  REGULATIONS      27
                    9.          USE  OF  NAME                            27

                          CALVERT  SOCIAL  INVESTMENT  FUND
                             DECLARATION  OF  TRUST


DECLARATION  OF  TRUST  MADE  THIS  30TH  DAY  OF  NOVEMBER,  1981,
 BY  JOHN  G.  GUFFEY,  JR.,  AND  D.  WAYNE  SILBY.
WHEREAS,  THE  TRUSTEES  DESIRE  TO  ESTABLISH  A  TRUST  FUND  FOR
THE  INVESTMENT  AND  REINVESTMENT  OF  FUNDS  CONTRIBUTED  THERETO;
NOW, THEREFORE, THE TRUSTEES DECLARE THAT ALL MONEY AND PROPERTY CONTRIBUTED TO THE TRUST FUND HEREUNDER SHALL BE HELD AND MANAGED UNDER THIS DECLARATION OF TRUST IN TRUST AS HEREIN SET FORTH BELOW.

                                   ARTICLE  I
NAMES  AND  DEFINITIONS

SECTION 1. NAME. THIS TRUST SHALL BE KNOWN AS "CALVERT SOCIAL INVESTMENT FUND." SHOULD THE TRUSTEES DETERMINE THAT THE USE OF SUCH NAME IS NOT ADVISABLE OR OTHERWISE CEASE USING SUCH NAME, THEN THEY MAY HOLD THE PROPERTY OF THE TRUST AND CONDUCT ITS BUSINESS UNDER ANOTHER NAME OF THEIR CHOOSING, AND SHALL UNDERTAKE TO CHANGE THE NAME OF THE TRUST ACCORDINGLY.

SECTION 2. DEFINITIONS. WHEREVER USED HEREIN, UNLESS OTHERWISE REQUIRED BY THE CONTEXT OR SPECIFICALLY PROVIDED:

(A) THE TERMS "AFFILIATED PERSON", "ASSIGNMENT", "INTERESTED PERSON", "MAJORITY SHAREHOLDER VOTE" (THE 67% OR 50% REQUIREMENT OF THE THIRD SENTENCE OF SECTION 2(A) (42) OF THE 1940 ACT, WHICHEVER MAY BE APPLICABLE), AND "PRINCIPAL UNDERWRITER" SHALL HAVE THE MEANINGS GIVEN THEM IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED FROM TIME TO TIME;

(B)  THE  "TRUST"  REFERS  TO  CALVERT  SOCIAL  INVESTMENT  FUND;

(C)  "ACCUMULATED  NET  INCOME"  MEANS  THE  ACCUMULATED  NET  INCOME
OF  THE  TRUST  DETERMINED  IN  THE  MANNER  PROVIDED  OR  AUTHORIZED  IN
ARTICLE  X,  SECTION,3;

(D)  "SHAREHOLDER"  MEANS  A  RECORD  OWNER  OF  SHARES  OF  THE  TRUST;

(E)  THE  "TRUSTEES"  REFERS  TO  THE  INDIVIDUAL  TRUSTEES  IN  THEIR
CAPACITY  AS  TRUSTEES  HEREUNDER  OF  THE  TRUST  AND  THEIR  SUCCESSOR  OR
SUCCESSORS  FOR  THE  TIME  BEING  IN  OFFICE  AS  SUCH  TRUSTEES;

(F)  "SHARES"  MEANS  THE  EQUAL  PROPORTIONATE  UNITS  OF  INTEREST
INTO WHICH THE BENEFICIAL INTEREST IN THE TRUST SHALL BE DIVIDED FROM TIME TO TIME AND INCLUDES FRACTIONS OF SHARES AS WELL AS WHOLE SHARES;

(G) THE "1940 ACT" REFERS TO THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED FROM TIME TO TIME;

(H) THE "COMMISSION" REFERS TO THE COMMISSION DESCRIBED IN THE 1940 ACT AND TO ANY SUCCEEDING GOVERNMENTAL AUTHORITY; AND

(I) A "BUSINESS DAY" MEANS A DAY WHEN THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING AND THE TRUSTEES HAVE NOT DETERMINED THAT THE TRUST SHALL BE CLOSED FOR BUSINESS IN OBSERVANCE OF A HOLIDAY OBSERVED GENERALLY BY BANKS IN NEW YORK CITY, WASHINGTON, D.C., OR BY THE OFFICES OF THE FEDERAL GOVERNMENT IN WASHINGTON, D.C.

                                        ARTICLE  II
PURPOSE  OF  TRUST
THIS TRUST IS ORGANIZED TO OPERATE AS AN INVESTMENT COMPANY REGISTERED UNDER THE 1940 ACT FOR THE PURPOSE OF INVESTING AND REINVESTING ITS ASSETS IN SECURITIES.

                                        ARTICLE  III
BENEFICIAL  INTEREST

SECTION  1.     SHARES  OF  BENEFICIAL  INTEREST.
THE BENEFICIAL INTEREST IN THE TRUST SHALL AT ALL TIMES BE DIVIDED INTO TRANSFERABLE SHARES, WITHOUT PAR VALUE, EACH OF WHICH SHALL REPRESENT AN EQUAL PROPORTIONATE INTEREST IN THE TRUST WITH EACH OTHER SHARE OUTSTANDING, NONE HAVING PRIORITY OR PREFERENCE OVER ANOTHER, EXCEPT TO THE EXTENT MODIFIED BY THE TRUSTEES UNDER THE PROVISIONS OF THIS SECTION.
THE NUMBER OF SHARES WHICH MAY BE ISSUED IS UNLIMITED. THE TRUSTEES MAY FROM TIME TO TIME DIVIDE OR COMBINE THE OUTSTANDING SHARES INTO A GREATER OR LESSER NUMBER WITHOUT THEREBY CHANGING THE PROPORTIONATE BENEFICIAL INTEREST IN THE TRUST. CONTRIBUTIONS TO THE TRUST MAY BE ACCEPTED FOR, AND SHARES SHALL BE REDEEMED AS, WHOLE SHARES AND/OR FRACTIONS. SHARES MAY BE REPRESENTED BY CERTIFICATES OR BY SUITABLE ENTRIES IN THE BOOKS OF THE TRUST.

FROM TIME TO TIME AS THEY DEEM APPROPRIATE, THE TRUSTEES MAY CREATE SERIES AND/OR CLASSES OF SHARES. REFERENCES IN THIS DECLARATION OF TRUST TO SHARES OF THE TRUST SHALL APPLY TO EACH SUCH SERIES OF SHARES AND (TO THE EXTENT NOT INCONSISTENT WITH THE RIGHTS AND RESTRICTIONS OF A CLASS) TO EACH SUCH CLASS OF SHARES, EXCEPT TO THE EXTENT MODIFIED BY THE TRUSTEES UNDER THE PROVISIONS OF THIS SECTION.

ANY SERIES OF SHARES CREATED HEREUNDER SHALL REPRESENT THE BENEFICIAL INTEREST IN THE ASSETS (AND RELATED LIABILITIES) ALLOCATED BY THE
TRUSTEES  TO  SUCH  SERIES  OF  SHARES  AND  ACQUIRED  BY  THE  TRUST ONLY AFTER
CREATION  OF  THE  RESPECTIVE  SERIES  OF  SHARES  AND  ONLY  ON  THE ACCOUNT OF
SUCH  SERIES.  UPON  CREATION  OF  ANY  SERIES  OF  SHARES,  THE  TRUSTEES SHALL
DESIGNATE IT APPROPRIATELY AND DETERMINE THE INVESTMENT POLICIES WITH RESPECT TO THE ASSETS ALLOCATED TO SUCH SERIES OF SHARES, PREFERENCES, REDEMPTION RIGHTS, DIVIDEND RIGHTS, CONVERSION RIGHTS, LIQUIDATION
RIGHTS, VOTING RIGHTS, AND SUCH OTHER RIGHTS AND RESTRICTIONS AS THE TRUSTEES DEEM APPROPRIATE, TO THE EXTENT NOT INCONSISTENT WITH THE
PROVISIONS  OF  THIS  DECLARATION  OF  TRUST.

THE TRUSTEES MAY DIVIDE THE SHARES OR ANY SERIES OF SHARES INTO MORE THAN ONE CLASS. UPON CREATION OF ANY ADDITIONAL CLASS OF SHARES, THE TRUSTEES SHALL DESIGNATE IT APPROPRIATELY AND DETERMINE ITS PREFERENCES, REDEMPTION RIGHTS, DIVIDEND RIGHTS, CONVERSION RIGHTS, LIQUIDATION
RIGHTS, VOTING RIGHTS, AND SUCH OTHER RIGHTS AND RESTRICTIONS AS THE TRUSTEES DEEM APPROPRIATE.

SECTION 2. OWNERSHIP OF SHARES. THE OWNERSHIP OF SHARES SHALL BE RECORDED IN THE BOOKS OF THE TRUST OR OF A TRANSFER AGENT. THE TRUSTEES MAY MAKE SUCH RULES AS THEY CONSIDER APPROPRIATE FOR THE TRANSFER OF SHARES AND SIMILAR MATTERS. THE RECORD BOOKS OF THE TRUST OR ANY TRANSFER AGENT, AS THE CASE MAY BE, SHALL BE CONCLUSIVE AS TO WHO ARE THE HOLDERS OF SHARES AND AS TO THE NUMBER OF SHARES HELD FROM TIME TO TIME BY EACH.

SECTION  3.  INVESTMENT  IN  THE  TRUST.  THE  TRUSTEES  MAY  ACCEPT
INVESTMENTS  IN  A  TRUST  FROM  SUCH  PERSONS  AND  ON  SUCH  TERMS  AS
THEY  MAY  FROM  TIME  TO  TIME  AUTHORIZE  AND  MAY  CEASE  OFFERING  SHARES
TO  THE  PUBLIC  AT  ANY  TIME.  AFTER  THE  DATE  OF  THE  INITIAL CONTRIBUTION
OF  CAPITAL  TO  THE  TRUST,  THE  NUMBER  OF  SHARES DETERMINED BY THE TRUSTEES
TO REPRESENT THE INITIAL CONTRIBUTION SHALL BE CONSIDERED AS OUTSTANDING, AND THE AMOUNT RECEIVED BY THE TRUSTEES ON ACCOUNT OF THE
CONTRIBUTION SHALL BE TREATED AS AN ASSET OF THE TRUST. SUBSEQUENT TO SUCH INITIAL CONTRIBUTION OF CAPITAL, SHARES (INCLUDING SHARES WHICH MAY
HAVE  BEEN  REDEEMED  OR  REPURCHASED  BY  THE  TRUST)  MAY  BE

ISSUED  OR  SOLD  AT  A  PRICE  WHICH  WILL  NET  THE  TRUST,  BEFORE  PAYING
ANY  TAXES  IN  CONNECTION  WITH  SUCH  ISSUE  OR  SALE,  NOT  LESS  THAN  THE
NET ASSET VALUE (AS DEFINED IN ARTICLE X, SECTION 4) HEREOF; PROVIDED, HOWEVER, THAT THE TRUSTEES MAY IN THEIR DISCRETION IMPOSE A SALES
CHARGE  UPON  INVESTMENTS  IN  THE  TRUST.

SECTION  4.  NO  PRE-EMPTIVE  RIGHTS.  SHAREHOLDERS  SHALL  HAVE  NO
PRE-EMPTIVE  OR  OTHER  RIGHT  TO  SUBSCRIBE  TO  ANY  ADDITIONAL
SHARES  OR  OTHER  SECURITIES  ISSUED  BY  THE  TRUST  OR  THE  TRUSTEES.

SECTION  5.  PROVISIONS  RELATING  TO  SERIES  OF  SHARES.  WHENEVER  NO
SHARES  OF  A  SERIES  ARE  OUTSTANDING,  THEN  THE  TRUSTEES  MAY  ABOLISH
SUCH SERIES (OR ANY CLASS OF SHARES OF A SERIES FOR WHICH THERE ARE NO OUTSTANDING SHARES). WHENEVER MORE THAN ONE SERIES OF SHARES IS OUTSTANDING, THEN THE FOLLOWING PROVISIONS SHALL APPLY:

(A)  ASSETS  BELONGING  TO  EACH  SERIES.  ALL  CONSIDERATION
RECEIVED BY THE TRUST FOR THE ISSUE OR SALE OF SHARES OF A PARTICULAR SERIES, TOGETHER WITH ALL ASSETS IN WHICH SUCH CONSIDERATION IS INVESTED OR REINVESTED, ALL INCOME, EARNINGS AND PROCEEDS THEREOF, AND ANY FUNDS DERIVED FROM ANY REINVESTMENT OF SUCH PROCEEDS, SHALL IRREVOCABLY BELONG TO THAT SERIES FOR ALL PURPOSES, SUBJECT ONLY TO THE RIGHTS OF CREDITORS, AND SHALL BE SO RECORDED UPON THE BOOKS OF THE TRUST. IN THE EVENT THERE ARE ASSETS, INCOME, EARNINGS, AND PROCEEDS THEREOF WHICH ARE NOT READILY IDENTIFIABLE AS BELONGING TO A PARTICULAR SERIES, THEN THE TRUSTEES SHALL ALLOCATE SUCH ITEMS TO THE VARIOUS SERIES THEN EXISTING, IN SUCH MANNER AND ON SUCH BASIS AS THEY, IN THEIR SOLE DISCRETION, DEEM FAIR AND EQUITABLE. THE AMOUNT OF EACH SUCH ITEM ALLOCATED TO A PARTICULAR SERIES BY THE TRUSTEES SHALL THEN BELONG TO THAT SERIES, AND EACH SUCH ALLOCATION SHALL BE CONCLUSIVE AND BINDING UPON THE SHAREHOLDERS OF ALL SERIES FOR ALL PURPOSES.


(B)  LIABILITIES  BELONGING  TO  EACH  SERIES.  THE  ASSETS  BELONGING  TO
EACH  PARTICULAR  SERIES  SHALL  BE  CHARGED  WITH  THE  LIABILITIES,  EXPENSES,
COSTS AND RESERVES OF THE TRUST ATTRIBUTABLE TO THAT SERIES; ANY GENERAL LIABILITIES, EXPENSES, COSTS AND RESERVES OF THE TRUST WHICH ARE NOT READILY IDENTIFIABLE AS ATTRIBUTABLE TO A PARTICULAR SERIES SHALL BE ALLOCATED BY THE TRUSTEES TO THE VARIOUS SERIES THEN EXISTING, IN SUCH MANNER AND ON SUCH BASIS AS THEY, IN THEIR SOLE DISCRETION, DEEM FAIR AND EQUITABLE. EACH SUCH ALLOCATION SHALL BE CONCLUSIVE AND BINDING UPON THE SHAREHOLDERS OF ALL SERIES FOR ALL PURPOSES.


(C)  SERIES  SHARES,  DIVIDENDS  AND  LIQUIDATION.  EACH  SHARE  OF  EACH
RESPECTIVE  CLASS  OF  A  SERIES  SHALL  HAVE  THE  SAME  RIGHTS  AND  PRO  RATA
BENEFICIAL INTEREST IN THE ASSETS AND LIABILITIES OF THE SERIES AS ANY OTHER SUCH SHARE. ANY DIVIDENDS PAID ON THE SHARES OF ANY SERIES SHALL
ONLY  BE  PAYABLE  FROM  AND  TO  THE  EXTENT  OF  THE  ASSETS  (NET  OF
LIABILITIES) BELONGING TO THAT SERIES. IN THE EVENT OF LIQUIDATION OF A SERIES, ONLY THE ASSETS (LESS PROVISION FOR LIABILITIES) OF THAT SERIES
SHALL  BE  DISTRIBUTED  TO  THE  HOLDERS  OF  THE  SHARES  OF  THAT  SERIES.

(D) VOTING BY SERIES. EXCEPT AS PROVIDED IN THIS SECTION OR AS LIMITED BY THE RIGHTS AND RESTRICTIONS OF ANY CLASS, EACH SHARE OF THE TRUST SHALL VOTE WITH AND IN THE SAME MANNER AS ANY OTHER SHARE ON MATTERS
SUBMITTED  TO  A  VOTE  OF  THE  SHAREHOLDERS,  WITHOUT  DIFFERENTIATION  AMONG
VOTES FROM THE SEPARATE SERIES; PROVIDED, HOWEVER, THAT (I) AS TO ANY MATTER WITH RESPECT TO WHICH A SEPARATE VOTE OF ANY SERIES IS REQUIRED BY THE 1940 ACT OR WOULD BE REQUIRED UNDER THE MASSACHUSETTS BUSINESS CORPORATION LAW IF THE TRUST WERE A MASSACHUSETTS BUSINESS CORPORATION, SUCH REQUIREMENTS AS TO A SEPARATE VOTE BY THE SERIES SHALL APPLY IN
LIEU  OF  THE  VOTING  DESCRIBED  ABOVE  HEREIN;  (II)  IN  THE  EVENT  THAT THE
SEPARATE  VOTE  REQUIREMENTS  REFERRED  TO  IN  (I)  ABOVE  APPLY  WITH  RESPECT
TO ONE OR MORE SERIES, THEN, SUBJECT TO (III) BELOW, THE SHARES OF ALL OTHER SERIES SHALL VOTE WITHOUT DIFFERENTIATION AMONG THEIR VOTES; AND
(III) AS TO ANY MATTER WHICH DOES NOT AFFECT THE INTEREST OF A PARTICULAR SERIES, ONLY THE HOLDERS OF SHARES OF THE ONE OR MORE AFFECTED SERIES SHALL BE ENTITLED TO VOTE.



                                   ARTICLE IV,
THE  TRUSTEES

SECTION 1. MANAGEMENT OF THE TRUST. THE BUSINESS AND AFFAIRS OF THE TRUST SHALL BE MANAGED BY THE TRUSTEES, AND THEY SHALL HAVE ALL POWERS
NECESSARY  AND  DESIRABLE  TO  CARRY  OUT  THAT  RESPONSIBILITY.

SECTION 2. ELECTION OF TRUSTEES. DURING THE YEAR FOLLOWING THE END OF THE TRUST'S FIRST FISCAL YEAR SUBSEQUENT TO ITS INITIAL PUBLIC OFFERING
OF SHARES, THE SHAREHOLDERS SHALL ELECT, AT A MEETING CALLED BY THE THEN TRUSTEES OF THE TRUST, THE TRUSTEES WHO WILL SERVE FOR SUCH
REGULAR  TERMS  AS  MAY  BE  PROVIDED  IN  THE  BY-LAWS  OF  THE  TRUST.

SECTION  3.  TERM  OF  OFFICE  OF  TRUSTEES.  THE  TRUSTEES  SHALL  HOLD  OFFICE
DURING  THE  LIFETIME  OF  THIS  TRUST,  AND  UNTIL  THE  EXPIRATION  OF  THE
TERM OF OFFICE FOR WHICH EACH WAS ELECTED; EXCEPT THAT (A) ANY TRUSTEE MAY RESIGN HIS TRUST BY WRITTEN INSTRUMENT SIGNED BY HIM AND DELIVERED TO THE OTHER TRUSTEES, WHICH SHALL TAKE EFFECT UPON SUCH DELIVERY OR UPON SUCH LATER DATE AS IS SPECIFIED THEREIN; (B) ANY TRUSTEE MAY BE REMOVED AT ANY TIME BY WRITTEN INSTRUMENT SIGNED BY AT LEAST TWO-THIRDS OF THE NUMBER OF TRUSTEES PRIOR TO SUCH REMOVAL, SPECIFYING THE DATE
WHEN SUCH REMOVAL SHALL BECOME EFFECTIVE; (C) ANY TRUSTEE WHO REQUESTS IN WRITING TO BE RETIRED OR WHO HAS BECOME MENTALLY OR PHYSICALLY INCAPACITATED MAY BE RETIRED BY WRITTEN INSTRUMENT SIGNED BY A
MAJORITY  OF  THE  OTHER  TRUSTEES,  SPECIFYING  THE  DATE  OF  HIS  RETIREMENT;
AND (D) A TRUSTEE MAY BE REMOVED AT ANY SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST BY A VOTE OF TWO-THIRDS OF THE OUTSTANDING SHARES.

SECTION  4.  TERMINATION  OF  SERVICE  AND  APPOINTMENT  OF  TRUSTEES.  IN  CASE
OF THE DEATH, RESIGNATION, RETIREMENT, REMOVAL OR MENTAL OR PHYSICAL INCAPACITY OF ANY OF THE TRUSTEES, OR IN CASE A VACANCY SHALL, BY
REASON OF AN INCREASE IN NUMBER, OR FOR ANY OTHER REASON, EXIST, THE REMAINING TRUSTEES SHALL FILL SUCH VACANCY BY APPOINTING FOR THE
REMAINING TERM OF THE PREDECESSOR TRUSTEE SUCH OTHER PERSON AS THEY IN THEIR DISCRETION SHALL SEE FIT. SUCH APPOINTMENT SHALL BE EFFECTED BY THE SIGNING OF A WRITTEN INSTRUMENT BY A MAJORITY OF THE TRUSTEES IN OFFICE. WITHIN THREE MONTHS OF SUCH APPOINTMENT, THE TRUSTEES SHALL CAUSE NOTICE OF SUCH APPOINTMENT TO BE MAILED TO EACH SHAREHOLDER AT HIS ADDRESS AS RECORDED ON THE BOOKS OF THE TRUST. AN APPOINTMENT OF A
TRUSTEE MAY BE MADE BY THE TRUSTEES THEN IN OFFICE AND NOTICE THEREOF MAILED TO SHAREHOLDERS AS AFORESAID IN ANTICIPATION OF A VACANCY TO
OCCUR BY REASON OF RETIREMENT, RESIGNATION OR INCREASE IN NUMBER OF TRUSTEES EFFECTIVE AT A LATER DATE, PROVIDED THAT SAID APPOINTMENT SHALL BECOME EFFECTIVE ONLY AT OR AFTER THE EFFECTIVE DATE OF SAID
RETIREMENT,  RESIGNATION  OR  INCREASE  IN  NUMBER  OF  TRUSTEES.  AS  SOON  AS
ANY TRUSTEE SO APPOINTED SHALL HAVE ACCEPTED THIS TRUST, THE TRUST ESTATE SHALL VEST IN THE NEW TRUSTEE OR TRUSTEES, TOGETHER WITH
THE CONTINUING TRUSTEES, WITHOUT ANY FURTHER ACT OR CONVEYANCE, AND HE SHALL BE DEEMED A TRUSTEE HEREUNDER. ANY APPOINTMENT AUTHORIZED BY
THIS  SECTION  4  IS  SUBJECT  TO  THE  PROVISIONS  OF  SECTION  16(A)  OF  THE
1940  ACT.

SECTION  5.  TEMPORARY  ABSENCE  OF  TRUSTEE.  ANY  TRUSTEE  MAY,  BY  POWER  OF
ATTORNEY, DELEGATE HIS POWER FOR A PERIOD NOT EXCEEDING SIX MONTHS AT ANY ONE TIME TO ANY OTHER TRUSTEE OR TRUSTEES, PROVIDED THAT IN NO CASE SHALL LESS THAN TWO OF THE TRUSTEES PERSONALLY EXERCISE THEIR
POWER  HEREUNDER,  EXCEPT  AS  HEREIN  OTHERWISE  EXPRESSLY  PROVIDED.

SECTION  6.  NUMBER  OF  TRUSTEES.  THE  NUMBER  OF  TRUSTEES  SERVING
HEREUNDER AT ANY TIME SHALL BE DETERMINED BY THE TRUSTEES THEMSELVES, BUT ONCE SHARES HAVE BEEN ISSUED SHALL NOT BE LESS THAN THREE (3) NOR MORE THAN FIFTEEN (15).

WHENEVER A VACANCY IN THE BOARD OF TRUSTEES SHALL OCCUR, UNTIL SUCH VACANCY IS FILLED OR WHILE ANY TRUSTEE IS PHYSICALLY OR MENTALLY INCAPACITATED, THE OTHER TRUSTEES SHALL HAVE ALL THE POWERS HEREUNDER AND THE CERTIFICATE SIGNED BY A MAJORITY OF THE OTHER TRUSTEES OF SUCH
VACANCY,  ABSENCE  OR  INCAPACITY,  SHALL  BE  CONCLUSIVE,  PROVIDED,  HOWEVER,
THAT NO VACANCY WHICH REDUCES THE NUMBER OF TRUSTEES BELOW THREE (3) SHALL REMAIN UNFILLED FOR A PERIOD LONGER THAN SIX CALENDAR MONTHS.

SECTION 7. EFFECT OF DEATH, RESIGNATION, ETC., OF A TRUSTEE. THE DEATH, RESIGNATION, RETIREMENT, REMOVAL, OR MENTAL OR PHYSICAL INCAPACITY OF
THE  TRUSTEES,  OR  ANY  ONE  OF  THEM,  SHALL  NOT  OPERATE  TO ANNUL THE TRUST
OR TO REVOKE ANY EXISTING AGENCY CREATED PURSUANT TO THE TERMS OF THIS DECLARATION OF TRUST.

SECTION  8.  OWNERSHIP  OF  THE  TRUST.  THE  ASSETS  OF  THE  TRUST  SHALL  BE
HELD  SEPARATE  AND  APART  FROM  ANY  ASSETS  NOW  OR  HEREAFTER  HELD  IN  ANY
CAPACITY  OTHER  THAN  AS  TRUSTEE  HEREUNDER  BY  THE  TRUSTEES  OR  BY  ANY
SUCCESSOR TRUSTEES. ALL OF THE ASSETS OF THE TRUST SHALL AT ALL TIMES BE CONSIDERED AS VESTED IN THE TRUSTEES. NO SHAREHOLDER SHALL BE DEEMED TO HAVE SEVERABLE OWNERSHIP IN ANY INDIVIDUAL ASSET OF THE TRUST OR ANY RIGHT OF PARTITION OR POSSESSION THEREOF, BUT EACH SHAREHOLDER SHALL HAVE A PROPORTIONATE UNDIVIDED BENEFICIAL INTEREST
IN  THE  TRUST.


                                    ARTICLE V
POWERS  OF  THE  TRUSTEES

SECTION  1.  POWERS.  THE  TRUSTEES  IN  ALL  INSTANCES  SHALL  ACT  AS
PRINCIPALS, AND ARE AND SHALL BE FREE FROM THE CONTROL OF THE SHAREHOLDERS. THE TRUSTEES SHALL HAVE FULL POWER AND AUTHORITY TO DO
ANY  AND  ALL  ACTS  AND  TO  MAKE  AND  EXECUTE  ANY  AND  ALL  CONTRACT  AND
INSTRUMENTS THAT THEY MAY CONSIDER NECESSARY OR APPROPRIATE IN CONNECTION WITH THE MANAGEMENT OF THE TRUST. THE TRUSTEES SHALL NOT BE BOUND OR LIMITED BY PRESENT OR FUTURE LAWS OR CUSTOMS IN REGARD TO INVESTMENT BY TRUSTEES OR FIDUCIARIES, BUT SHALL HAVE FULL AUTHORITY
AND  POWER  TO  MAKE  ANY  AND  ALL  INVESTMENTS  WHICH  THEY,  IN  THEIR
UNCONTROLLED  DISCRETION,  SHALL  DEEM  PROPER  TO  ACCOMPLISH  THE  PURPOSE
OF THIS TRUST. WITHOUT LIMITING THE FOREGOING, THE TRUSTEES SHALL HAVE THE FOLLOWING SPECIFIC POWERS AND AUTHORITY, SUBJECT TO ANY APPLICABLE
LIMITATION  IN  THIS  DECLARATION  OF  TRUST  OR  IN  THE  BY-LAWS  OF THE TRUST

(A)  TO  BUY,  AND  INVEST  FUNDS  OF  THE  TRUST,  IN  SECURITIES  INCLUDING,
BUT NOT LIMITED TO, COMMON STOCKS, PREFERRED STOCKS, BONDS, DEBENTURES, WARRANTS AND RIGHTS TO PURCHASE SECURITIES, OPTIONS, CERTIFICATES OF BENEFICIAL INTEREST, MONEY MARKET INSTRUMENTS, NOTES OR OTHER EVIDENCES OF INDEBTEDNESS ISSUED BY CORPORATIONS, TRUSTS, ASSOCIATIONS, OR
BANKING  INSTITUTIONS,  DOMESTIC  OR  FOREIGN,  OR  ISSUED  OR  GUARANTEED  BY
THE  UNITED  STATES  OF  AMERICA  OR  ANY  AGENCY  OR  INSTRUMENTALITY  THEREOF,
BY  THE  GOVERNMENT  OF  ANY  FOREIGN  COUNTRY,  BY  ANY  STATE  OF  THE  UNITED
STATES (INCLUDING THE DISTRICT OF COLUMBIA, PUERTO RICO AND GUAM) OR BY ANY POLITICAL SUBDIVISION OR AGENCY OR INSTRUMENTALITY OF ANY STATE
OR FOREIGN COUNTRY, OR IN "WHEN-ISSUED" OR "DELAYED-DELIVERY" CONTACTS FOR ANY SUCH SECURITIES, OR IN ANY REPURCHASE AGREEMENT (AGREEMENTS UNDER WHICH THE SELLER AGREES AT THE TIME OF SALE TO REPURCHASE THE
SECURITY AT AN AGREED TIME AND PRICE); OR RETAIN TRUST ASSETS IN CASH, AND FROM TIME TO TIME CHANGE THE INVESTMENTS CONSTITUTING THE ASSETS OF THE TRUST;

(B)  TO  ADOPT  BY-LAWS  NOT  INCONSISTENT  WITH  THE  DECLARATION  OF  TRUST
PROVIDING FOR THE CONDUCT OF THE BUSINESS OF THE TRUST AND TO AMEND AND REPEAL THEM TO THE EXTENT THAT THEY DO NOT RESERVE THAT RIGHT TO THE SHAREHOLDERS;

(C) TO ELECT AND REMOVE SUCH OFFICERS AND APPOINT AND TERMINATE SUCH AGENTS AS THEY CONSIDER APPROPRIATE;

(D) TO APPOINT OR OTHERWISE ENGAGE ONE OR MORE BANKS OR TRUST COMPANIES OR MEMBER FIRMS OF ANY NATIONAL SECURITIES EXCHANGE REGISTERED UNDER THE SECURITIES EXCHANGE ACT OF 1934 AS CUSTODIAN OF ANY ASSETS OF THE TRUST, SUBJECT TO ANY CONDITIONS SET FORTH IN THIS DECLARATION OF TRUST OR IN THE BY-LAWS.

(E) TO APPOINT OR OTHERWISE ENGAGE CUSTODIAL AGENTS, TRANSFER AGENTS, DIVIDEND DISBURSING AGENTS, SHAREHOLDER SERVICING AGENTS, INVESTMENT ADVISERS, SUB-INVESTMENT ADVISERS, PRINCIPAL UNDERWRITERS,
ADMINISTRATIVE SERVICE AGENTS, AND SUCH OTHER AGENTS AS THE TRUSTEES MAY FROM TIME TO TIME APPOINT OR OTHERWISE ENGAGE;

(F)  TO  PROVIDE  FOR  THE  DISTRIBUTION  OF  INTERESTS  OF  THE  TRUST  EITHER
THROUGH A PRINCIPAL UNDERWRITER IN THE MANNER HEREINAFTER PROVIDED FOR OR BY THE TRUST ITSELF, OR BOTH;

(G)  TO  SET  RECORD  DATES  IN  THE  MANNER  HEREINAFTER  PROVIDED  FOR;

(H) TO DELEGATE SUCH AUTHORITY AS THEY CONSIDER DESIRABLE TO A COMMITTEE OR COMMITTEES COMPOSED OF TRUSTEES, INCLUDING WITHOUT LIMITATION, AN EXECUTIVE COMMITTEE, OR TO ANY OFFICERS OF THE TRUST AND TO ANY AGENT, CUSTODIAN OR UNDERWRITER;


(I)  TO  SELL  OR  EXCHANGE  ANY  OR  ALL  OF  THE  ASSETS OF THE TRUST, SUBJECT
TO  THE  PROVISIONS  OF  ARTICLE  XII,  SECTION  4(B)  HEREOF;

(J) TO VOTE OR GIVE ASSENT, OR EXERCISE ANY RIGHTS OF OWNERSHIP, WITH RESPECT TO STOCK OR OTHER SECURITIES OR PROPERTY; AND TO EXECUTE AND
DELIVER POWERS OF ATTORNEY TO SUCH PERSON OR PERSONS AS THE TRUSTEES SHALL DEEM PROPER, GRANTING TO SUCH PERSON OR PERSONS SUCH POWER AND DISCRETION WITH RELATION TO SECURITIES OR PROPERTY AS THE TRUSTEES SHALL DEEM PROPER;

(K)  TO  EXERCISE  POWERS  AND  RIGHTS  OF  SUBSCRIPTION  OR  OTHERWISE  WHICH
IN  ANY  MANNER  ARISE  OUT  OF  OWNERSHIP  OF  SECURITIES;

(1)  TO  HOLD  ANY  SECURITY  OR  PROPERTY  IN  A  FORM  NOT  INDICATING  ANY
TRUST,  WHETHER  IN  BEARER,  UNREGISTERED  OR  OTHER  NEGOTIABLE  FORM;  OR
EITHER IN ITS OWN NAME OR IN THE NAME OF A CUSTODIAN OR A NOMINEE OR NOMINEES, SUBJECT IN EITHER CASE TO PROPER SAFEGUARDS ACCORDING TO THE USUAL PRACTICE OF MASSACHUSETTS TRUST COMPANIES OR INVESTMENT
COMPANIES;

(M) TO CONSENT TO OR PARTICIPATE IN ANY PLAN FOR THE REORGANIZATION, CONSOLIDATION OR MERGER OF ANY CORPORATION OR CONCERN, ANY SECURITY OF WHICH IS HELD IN THE TRUST; TO CONSENT TO ANY CONTRACT, LEASE,
MORTGAGE,  PURCHASE,  OR  SALE  OF  PROPERTY  BY  SUCH  CORPORATION  OR
CONCERN, AND TO PAY CALLS OR SUBSCRIPTIONS WITH RESPECT TO ANY SECURITY HELD IN THE TRUST.

(N)  TO  ENGAGE  IN  AND  TO  PROSECUTE,  COMPOUND,  COMPROMISE,  ABANDON,  OR
ADJUST, BY ARBITRATION, OR OTHERWISE, ANY ACTIONS, SUITS, PROCEEDINGS, DISPUTES, CLAIMS, DEMANDS, AND THINGS RELATING TO THE TRUST, AND OUT OF THE ASSETS OF THE TRUST TO PAY, OR TO SATISFY, ANY DEBTS, CLAIMS OR EXPENSES INCURRED IN CONNECTION THEREWITH, INCLUDING THOSE OF
LITIGATION, UPON ANY EVIDENCE THAT THE TRUSTEES MAY DEEM SUFFICIENT (SUCH POWERS SHALL INCLUDE WITHOUT LIMITATION ANY ACTIONS, SUITS, PROCEEDINGS, DISPUTES, CLAIMS, DEMANDS AND THINGS RELATING TO THE
TRUST  WHEREIN  ANY  OF  THE  TRUSTEES  MAY  BE  NAMED  INDIVIDUALLY  AND  THE
SUBJECT MATTER OF WHICH ARISES BY REASON OF BUSINESS FOR OR ON BEHALF OF THE TRUST);

(O) TO MAKE DISTRIBUTIONS OF INCOME AND OF CAPITAL GAINS TO SHAREHOLDERS IN THE MANNER HEREINAFTER PROVIDED FOR;

(P)  TO  BORROW  MONEY  AND  ENTER  INTO  REVERSE  REPURCHASE  AGREEMENTS
(AGREEMENTS IN WHICH THE TRUST SELLS ASSETS WHILE CONCURRENTLY AGREEING TO REPURCHASE SUCH ASSETS AT A LATER DATE AT A SPECIFIC PRICE) IF SUCH BORROWINGS ARE MADE TEMPORARILY FOR EXTRAORDINARY OR EMERGENCY PURPOSES OR TO PERMIT REDEMPTIONS OF SHARES WITHOUT SELLING PORTFOLIO
SECURITIES. ANY BORROWINGS HEREUNDER MAY BE MADE WITH OR WITHOUT COLLATERAL SECURITY AND THE TRUSTEES MAY, IN THEIR DISCRETION, PLEDGE, MORTGAGE, CHARGE, HYPOTHECATE OR OTHERWISE ENCUMBER THE GROSS ASSETS OF THE TRUST AS SECURITY FOR ANY LOANS OR REVERSE REPURCHASE AGREEMENTS, SUBJECT TO THE LIMITATIONS PROVIDED HEREIN.

(Q) TO LEND PORTFOLIO SECURITIES OF THE TRUST PURSUANT TO POLICIES ESTABLISHED BY THE TRUSTEES.

(R) TO INVEST IN SECURITIES HAVING LEGAL OR CONTRACTUAL RESTRICTIONS ON THEIR RESALE OR FOR WHICH NO READILY AVAILABLE MARKET EXISTS.

(S)  FROM  TIME  TO  TIME  TO  ISSUE  AND  SELL  THE  SHARES OF THE TRUST EITHER
FOR  CASH  OR  FOR  PROPERTY  WHENEVER  AND  IN  SUCH  AMOUNTS  AS  THE TRUSTEES
MAY  DEEM  DESIRABLE,  BUT  SUBJECT  TO  THE  LIMITATIONS  SET  FORTH  IN
SECTION  3  OF  ARTICLE  III.

(T) TO PURCHASE INSURANCE OF ANY KIND, INCLUDING, WITHOUT LIMITATION, INSURANCE ON BEHALF OF ANY PERSON WHO IS OR WAS A TRUSTEE, OFFICER, EMPLOYEE OR AGENT OF THE TRUST, OR IS OR WAS SERVING AT THE REQUEST OF THE TRUST AS A TRUSTEE, DIRECTOR, OFFICER, AGENT OR EMPLOYEE OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE AGAINST ANY LIABILITY ASSERTED AGAINST SUCH PERSON AND INCURRED BY SUCH PERSON IN ANY SUCH CAPACITY OR ARISING OUT OF SUCH PERSON'S STATUS AS SUCH.

NO  ONE  DEALING  WITH  THE  TRUSTEES  SHALL  BE  UNDER  OBLIGATION  TO MAKE ANY
INQUIRY  CONCERNING  THE  AUTHORITY  OF  THE  TRUSTEES.

SECTION 2. TRUSTEES AND OFFICERS AS SHAREHOLDERS. ANY TRUSTEE, OFFICER OR OTHER AGENT OF THE TRUST MAY ACQUIRE, OWN AND DISPOSE OF SHARES OF
THE TRUST TO THE SAME EXTENT AS IF HE WERE NOT A TRUSTEE, OFFICER OR AGENT; AND THE TRUSTEES MAY ISSUE AND SELL OR CAUSE TO BE ISSUED OR SOLD SHARES OF THE TRUST TO AN INTERESTED PERSON SUBJECT ONLY TO THE GENERAL LIMITATIONS HEREIN CONTAINED AS TO THE SALE AND PURCHASE OF SUCH SHARES; AND ALL SUBJECT TO ANY RESTRICTIONS WHICH MAY BE
CONTAINED  IN  THE  BY-LAWS.

SECTION 3. PARTIES TO CONTRACT. THE TRUSTEES MAY ENTER INTO ANY CONTRACT OF THE CHARACTER DESCRIBED IN SECTIONS 1, 2, 3, OR 4 OF
ARTICLE VII, OR IN ARTICLE IX HEREOF, OR OF ANY OTHER CHARACTER NOT PROHIBITED BY THE 1940 ACT WITH ANY CORPORATION, FIRM, TRUST OR ASSOCIATION, ALTHOUGH ONE OR MORE OF THE SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS OF THE TRUST OR THEIR AFFILIATES MAY BE AN OFFICER, DIRECTOR, TRUSTEE, SHAREHOLDER OR INTERESTED PERSON OF
SUCH  OTHER  PARTY  TO  THE  CONTRACT,  AND  NO  SUCH  CONTRACT  SHALL  BE
INVALIDATED OR RENDERED VOIDABLE BY REASON OF THE EXISTENCE OF ANY SUCH RELATIONSHIP, NOR SHALL ANY PERSON HOLDING SUCH RELATIONSHIP BE LIABLE MERELY BY REASON OF SUCH RELATIONSHIP FOR ANY LOSS OR EXPENSE TO THE TRUST UNDER OR BY REASON OF SAID CONTRACT OR ACCOUNTABLE FOR
ANY  PROFIT  REALIZED  DIRECTLY  OR  INDIRECTLY  THEREFROM,  IN  THE  ABSENCE
OF  ACTUAL  FRAUD.  THE  SAME  PERSON  (INCLUDING  A  FIRM,  CORPORATION,  TRUST
OR ASSOCIATION) MAY BE THE OTHER PARTY TO CONTRACTS ENTERED INTO PURSUANT TO SECTIONS 1, 2, 3, AND 4 OF ARTICLE VII OR ARTICLE IX OR
ANY  OTHER  CAPACITY  DEEMED  LEGAL  UNDER  THE  1940  ACT,  AND  ANY INDIVIDUAL
MAY  BE  FINANCIALLY  INTERESTED  OR  OTHERWISE  AN  INTERESTED  PERSON  OF
PARTIES  TO  ANY  OR  ALL  OF  THE  CONTRACTS  MENTIONED  IN  THIS  SECTION  4.


                                   ARTICLE VI
TRUSTEES'  EXPENSES  AND  COMPENSATION

SECTION 1. TRUSTEE REIMBURSEMENT. THE TRUSTEES SHALL BE REIMBURSED FROM THE TRUST ESTATE FOR ALL OF THEIR EXPENSES AND DISBURSEMENTS NOT OTHERWISE REIMBURSED, INCLUDING, WITHOUT LIMITATION, EXPENSES OF
ORGANIZING THE TRUST AND CONTINUING ITS EXISTENCE; FEES AND EXPENSES OF TRUSTEES AND OFFICERS OF THE TRUST; FEES FOR INVESTMENT, ADVISORY
SERVICES, ADMINISTRATIVE SERVICES AND PRINCIPAL UNDERWRITING SERVICES PROVIDED FOR IN ARTICLE VII, SECTIONS 1, 2, AND 3; FEES AND EXPENSES OF PREPARING AND PRINTING ITS REGISTRATION STATEMENTS UNDER THE
SECURITIES  ACT  OF  1933  AND  THE  INVESTMENT  COMPANY  ACT  OF  1940  AND ANY
AMENDMENTS  THERETO;  EXPENSES  OF  REGISTERING  AND  QUALIFYING  THE  TRUST
AND ITS SHARES UNDER FEDERAL AND STATE LAWS AND REGULATIONS; EXPENSES OF PREPARING, PRINTING AND DISTRIBUTING PROSPECTUSES AND ANY AMENDMENTS THEREOF SENT TO SHAREHOLDERS, UNDERWRITERS, BROKER-DEALERS AND TO INVESTORS WHO MAY BE CONSIDERING THE PURCHASE OF SHARES; EXPENSES OF REGISTERING, LICENSING OR OTHER AUTHORIZATION OF THE TRUST AS A BROKER-DEALER AND OF ITS OFFICERS AS AGENTS AND SALESMEN UNDER FEDERAL AND
STATE  LAWS  AND  REGULATIONS;  INTEREST  EXPENSE,  TAXES,  FEES  AND
COMMISSIONS OF EVERY KIND; EXPENSES OF ISSUE (INCLUDING COST OF SHARE CERTIFICATES), REPURCHASE AND REDEMPTION OF SHARES, INCLUDING EXPENSES ATTRIBUTABLE TO A PROGRAM OF PERIODIC ISSUE; CHARGES AND EXPENSES OF CUSTODIANS, TRANSFER AGENTS, DIVIDEND DISBURSING AGENTS, SHAREHOLDER SERVICING AGENTS AND REGISTRARS; PRINTING AND MAILING COSTS; AUDITING, ACCOUNTING AND LEGAL EXPENSES; REPORTS TO SHAREHOLDERS AND GOVERNMENTAL OFFICERS AND COMMISSIONS; EXPENSES OF MEETINGS OF SHAREHOLDERS AND
PROXY  SOLICITATIONS  THEREFOR;  INSURANCE  EXPENSES;  ASSOCIATION
MEMBERSHIP DUES AND NONRECURRING ITEMS AS MAY ARISE, INCLUDING ALL LOSSES AND LIABILITIES BY THEM INCURRED IN ADMINISTERING THE TRUST, INCLUDING EXPENSES INCURRED IN CONNECTION WITH LITIGATION, PROCEEDINGS AND CLAIMS AND THE OBLIGATIONS OF THE TRUST UNDER ARTICLE XI HEREOF TO INDEMNIFY ITS TRUSTEES, OFFICERS, EMPLOYEES, SHAREHOLDERS AND AGENTS,
AND FOR THE PAYMENT OF SUCH EXPENSES, DISBURSEMENTS, LOSSES AND LIABILITIES, THE TRUSTEES SHALL HAVE A LIEN ON THE TRUST ESTATE PRIOR
TO ANY RIGHTS OR INTERESTS OF THE SHAREHOLDERS THERETO. THIS SECTION SHALL NOT PRECLUDE THE TRUST FROM DIRECTLY PAYING ANY OF THE
AFOREMENTIONED  FEES  AND  EXPENSES.

          SECTION  2.  TRUSTEE  COMPENSATION.  THE  TRUSTEES  SHALL  BE
ENTITLED  TO  COMPENSATION  FROM  THE  TRUST  FOR  THEIR  RESPECTIVE
SERVICES AS TRUSTEES, TO BE DETERMINED FROM TIME TO TIME BY VOTE OF THE TRUSTEES, AND THE TRUSTEES SHALL ALSO DETERMINE THE COMPENSATION OF ALL
OFFICERS, CONSULTANTS AND AGENTS WHO THEY MAY ELECT OR APPOINT. THE TRUST MAY PAY ANY TRUSTEE OR ANY CORPORATION, FIRM, TRUST OR
ASSOCIATION OF WHICH A TRUSTEE IS AN INTERESTED PERSON FOR SERVICES RENDERED TO THE TRUST IN ANY CAPACITY NOT PROHIBITED BY THE 1940 ACT, AND SUCH PAYMENTS, SHALL NOT BE DEEMED COMPENSATION FOR SERVICES AS A
TRUSTEE  UNDER  THE  FIRST  SENTENCE  OF  THIS  SECTION  2  OF  ARTICLE  VI.


                                   ARTICLE VII
INVESTMENT  ADVISER,  ADMINISTRATIVE  SERVICES,
PRINCIPAL  UNDERWRITER  AND  TRANSFER  AGENT

SECTION 1. INVESTMENT ADVISER. SUBJECT TO A MAJORITY SHAREHOLDER VOTE, THE TRUSTEES MAY IN THEIR DISCRETION FROM TIME TO TIME ENTER INTO AN INVESTMENT ADVISORY CONTRACT WHEREBY THE OTHER PARTY TO SUCH CONTRACT
SHALL  UNDERTAKE  TO  FURNISH  THE  TRUSTEES  INVESTMENT  ADVISORY  SERVICES
UPON  SUCH  TERMS  AND  CONDITIONS  AND  FOR  SUCH  COMPENSATION  AS  THE
TRUSTEES MAY IN THEIR DISCRETION DETERMINE. SUBJECT TO A MAJORITY SHAREHOLDER VOTE, THE INVESTMENT ADVISER MAY ENTER INTO A SUB-INVESTMENT ADVISORY CONTRACT TO RECEIVE INVESTMENT ADVICE, STATISTICAL AND FACTUAL INFORMATION FROM THE SUB-INVESTMENT ADVISER UPON SUCH TERMS
AND CONDITIONS AND FOR SUCH COMPENSATION AS THE TRUSTEES MAY IN THEIR DISCRETION AGREE TO. NOTWITHSTANDING ANY PROVISIONS OF THIS DECLARATION OF TRUST, THE TRUSTEES MAY AUTHORIZE THE INVESTMENT ADVISER OR SUB-INVESTMENT ADVISER OR ANY PERSON FURNISHING ADMINISTRATIVE PERSONNEL
AND SERVICES AS SET FORTH IN ARTICLE VII, SECTION 2 (SUBJECT TO SUCH GENERAL OR SPECIFIC INSTRUCTIONS AS THE TRUSTEES MAY FROM TIME TO TIME ADOPT) TO EFFECT PURCHASES, SALES OR EXCHANGES OF PORTFOLIO SECURITIES
OF THE TRUST ON BEHALF OF THE TRUSTEES OR MAY AUTHORIZE ANY OFFICER OR TRUSTEE TO EFFECT SUCH PURCHASES, SALES OR EXCHANGES PURSUANT TO RECOMMENDATIONS OF THE INVESTMENT ADVISER (AND ALL WITHOUT FURTHER ACTION BY THE TRUSTEES). ANY SUCH PURCHASES, SALES AND EXCHANGES SHALL
BE DEEMED TO HAVE BEEN AUTHORIZED BY THE TRUSTEES. THE TRUSTEES MAY ALSO AUTHORIZE THE INVESTMENT ADVISER TO DETERMINE WHAT FIRMS SHALL BE
EMPLOYED TO EFFECT TRANSACTIONS IN SECURITIES FOR THE ACCOUNT OF THE TRUST AND TO DETERMINE WHAT FIRMS SHALL PARTICIPATE IN ANY SUCH TRANSACTIONS OR SHALL SHARE IN COMMISSIONS OR FEES CHARGED IN CONNECTION WITH SUCH TRANSACTIONS.

SECTION 2. ADMINISTRATIVE SERVICES. THE TRUSTEES MAY IN THEIR DISCRETION FROM TIME TO TIME CONTRACT FOR ADMINISTRATIVE PERSONNEL AND
SERVICES WHEREBY THE OTHER PARTY SHALL AGREE TO PROVIDE THE TRUSTEES ADMINISTRATIVE PERSONNEL AND SERVICES TO OPERATE THE TRUST ON A DAILY
BASIS,  ON  SUCH  TERMS  AND  CONDITIONS  AS  THE  TRUSTEES  MAY  IN  THEIR
DISCRETION  DETERMINE.  SUCH  SERVICES  MAY  BE  PROVIDED  BY  ONE  OR  MORE
ENTITIES.

SECTION 3. PRINCIPAL UNDERWRITER. THE TRUSTEES MAY IN THEIR DISCRETION FROM TIME TO TIME ENTER INTO AN EXCLUSIVE OR NON-EXCLUSIVE CONTRACT OR CONTRACTS PROVIDING FOR THE SALE OF THE SHARES OF THE TRUST TO NET THE TRUST NOT LESS THAN THE AMOUNT PROVIDED IN ARTICLE III, SECTION 3
HEREOF,  WHEREBY  THE  TRUST  MAY  EITHER  AGREE  TO  SELL  THE  SHARES  TO  THE
OTHER PARTY TO THE CONTRACT OR APPOINT SUCH OTHER PARTY ITS SALES AGENT FOR SUCH SHARES. IN EITHER CASE, THE CONTRACT SHALL BE ON SUCH TERMS
AND CONDITIONS AS THE TRUSTEES MAY IN THEIR DISCRETION DETERMINE NOT INCONSISTENT WITH THE PROVISIONS OF THIS ARTICLE VII; AND SUCH CONTRACTS MAY ALSO PROVIDE FOR THE REPURCHASE OR SALES OF SHARES OF THE
TRUST BY SUCH OTHER PARTY AS PRINCIPAL OR AS AGENT OF THE TRUST AND MAY PROVIDE THAT THE OTHER PARTY MAY MAINTAIN A MARKET FOR SHARES OF THE TRUST.

SECTION 4. TRANSFER AGENT. THE TRUSTEES MAY IN THEIR DISCRETION FROM TIME TO TIME ENTER INTO TRANSFER AGENCY AND SHAREHOLDER SERVICES CONTRACTS WHEREBY THE OTHER PARTY SHALL UNDERTAKE TO FURNISH THE
TRUSTEES TRANSFER AGENCY AND SHAREHOLDER SERVICES. THE CONTRACTS SHALL BE ON SUCH TERMS AND CONDITIONS AS THE TRUSTEES MAY IN THEIR DISCRETION DETERMINE NOT INCONSISTENT WITH THE PROVISIONS OF THIS DECLARATION OF TRUST. SUCH SERVICES MAY BE PROVIDED BY ONE OR MORE ENTITIES.


                                  ARTICLE VIII
SHAREHOLDERS'  VOTING  POWERS  AND  MEETINGS

SECTION 1. VOTING POWERS. THE SHAREHOLDERS SHALL HAVE POWER TO VOTE (I) FOR THE ELECTION OF TRUSTEES AS PROVIDED IN ARTICLE IV, SECTION 2; (II)
FOR  THE  REMOVAL  OF  TRUSTEES  AS  PROVIDED  IN  ARTICLE  IV,  SECTION  3(D);
(III) WITH RESPECT TO ANY INVESTMENT ADVISER OR SUB-INVESTMENT ADVISER AS PROVIDED IN ARTICLE VII, SECTION 1; (IV) WITH RESPECT TO THE AMENDMENT OF THIS DECLARATION OF TRUST AS PROVIDED IN ARTICLE XII,
SECTION 7; (V) TO THE SAME EXTENT AS THE SHAREHOLDERS OF A MASSACHUSETTS BUSINESS CORPORATION AS TO WHETHER OR NOT A COURT ACTION, PROCEEDING OR CLAIM SHOULD BE BROUGHT OR MAINTAINED DERIVATIVELY OR AS A CLASS ACTION ON BEHALF OF THE TRUST OR THE SHAREHOLDERS; AND (VI) WITH RESPECT TO SUCH ADDITIONAL MATTERS RELATING TO THE TRUST AS MAY BE REQUIRED BY LAW, BY THIS DECLARATION OF TRUST, OR BY BY-LAWS OF THE TRUST OR ANY REGULATION OF THE TRUST BY THE COMMISSION OR ANY STATE, OR AS THE TRUSTEES MAY CONSIDER DESIRABLE. EACH WHOLE SHARE SHALL BE
ENTITLED TO ONE VOTE AS TO ANY MATTER ON WHICH IT IS ENTITLED TO VOTE, AND EACH FRACTIONAL SHARE SHALL BE ENTITLED TO A PROPORTIONATE
FRACTIONAL VOTE. THERE SHALL BE NO CUMULATIVE VOTING IN THE ELECTION OF TRUSTEES. UNTIL SHARES ARE ISSUED, THE TRUSTEES MAY EXERCISE ALL RIGHTS OF SHAREHOLDERS AND MAY TAKE ANY ACTION REQUIRED OR PERMITTED
BY LAW, THIS DECLARATION OF TRUST OR ANY BY-LAWS OF THE TRUST TO BE TAKEN BY SHAREHOLDERS.

SECTION  2.  MEETINGS.  SHAREHOLDER  MEETINGS  SHALL  BE  HELD  AS  SPECIFIED IN
SECTION  2  OF  ARTICLE  IV  AND  IN  THE  BY-LAWS  AT  THE  PRINCIPAL OFFICE OF
THE TRUST OR AT SUCH OTHER PLACE AS THE TRUSTEES MAY DESIGNATE. SPECIAL MEETINGS OF THE SHAREHOLDERS MAY BE CALLED BY THE TRUSTEES OR BY
OFFICERS OF THE TRUST GIVEN SUCH AUTHORITY IN THE BY-LAWS AND SHALL BE CALLED BY THE TRUSTEES AT A PLACE DESIGNATED BY THEM UPON THE WRITTEN REQUEST OF SHAREHOLDERS OWNING AT LEAST ONE-TENTH OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SHAREHOLDERS SHALL BE ENTITLED TO
AT  LEAST  TEN  DAYS'  NOTICE  OF  ANY  MEETING.

SECTION 3. QUORUM AND REQUIRED VOTE. EXCEPT AS OTHERWISE PROVIDED BY LAW, TO CONSTITUTE A QUORUM FOR THE TRANSACTION OF ANY BUSINESS AT ANY MEETING OF SHAREHOLDERS THERE MUST BE PRESENT, IN PERSON OR BY PROXY,
HOLDERS OF ONE-FOURTH OF THE TOTAL NUMBER OF SHARES OF THE TRUST THEN OUTSTANDING AND ENTITLED TO VOTE AT SUCH MEETING. IF A QUORUM, AS ABOVE DEFINED, SHALL NOT BE PRESENT FOR THE PURPOSE OF ANY VOTE THAT MAY
PROPERLY COME BEFORE THE MEETING, THE SHAREHOLDERS PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT SUCH MEETING ON SUCH MATTER HOLDING A
MAJORITY OF THE SHARES PRESENT ENTITLED TO VOTE ON SUCH MATTER MAY BY VOTE ADJOURN THE MEETING FROM TIME TO TIME TO BE HELD AT THE SAME PLACE WITHOUT FURTHER NOTICE THAN BY ANNOUNCEMENT TO BE GIVEN AT THE MEETING
UNTIL  A  QUORUM,  AS  ABOVE  DEFINED,  ENTITLED  TO  VOTE  ON SUCH MATTER SHALL
BE  PRESENT,  WHEREUPON  ANY  SUCH  MATTER  MAY  BE  VOTED  UPON  AT THE MEETING
AS  THOUGH  HELD  WHEN  ORIGINALLY  CONVENED.  SUBJECT  TO  ANY  APPLICABLE
REQUIREMENT  OF  LAW  OR  OF  THIS  DECLARATION  OF  TRUST  OR  BY  THE BY-LAWS,
A  PLURALITY  OF  THE  VOTES  CAST  SHALL  ELECT  A  TRUSTEE  AND  ALL  OTHER
MATTERS  SHALL  BE  DECIDED  BY  A  MAJORITY  OF  THE  VOTES  CAST  ENTITLED  TO
VOTE  THEREON.

SECTION  4.  PROXIES.  ANY  VOTE  BY  A  SHAREHOLDER  OF  THE  TRUST MAY BE MADE
IN  PERSON  OR  BY  PROXY,  PROVIDED  THAT  NO  PROXY  SHALL  BE  VOTED  AT  ANY
MEETING  UNLESS  IT  SHALL  HAVE  BEEN  PLACED  ON  FILE  WITH  THE  TRUSTEES OR
THEIR  DESIGNATE  PRIOR  TO  THE  TIME  THE  VOTE  IS  TAKEN.  PURSUANT  TO  A
RESOLUTION OF A MAJORITY OF THE TRUSTEES, PROXIES MAY BE SOLICITED IN THE NAME OF ONE OR MORE TRUSTEES OR ONE OR MORE OFFICERS OF THE TRUST.
ONLY  SHAREHOLDERS  OF  RECORD  SHALL  BE  ENTITLED  TO  VOTE.  A  PROXY
PURPORTING  TO  BE  EXECUTED  BY  OR  ON  BEHALF  OF  A  SHAREHOLDER  SHALL
BE DEEMED VALID UNLESS CHALLENGED AT OR PRIOR TO ITS EXERCISE, AND THE BURDEN OF PROVING INVALIDITY SHALL REST ON THE CHALLENGER.

SECTION 5. ADDITIONAL PROVISIONS. THE BY-LAWS MAY INCLUDE FURTHER PROVISIONS FOR SHAREHOLDERS' VOTES AND MEETINGS AND RELATED MATTERS.

                                   ARTICLE IX
CUSTODIANS

SECTION  1.  APPOINTMENT  OF  CUSTODIAN  AND  DUTIES.  THE  TRUSTEES  SHALL
APPOINT OR OTHERWISE ENGAGE A BANK OR TRUST COMPANY HAVING AN AGGREGATE CAPITAL, SURPLUS AND UNDIVIDED PROFITS (AS SHOWN IN ITS LAST
PUBLISHED  REPORT)  OF  AT  LEAST  TWO  MILLION  DOLLARS  ($2,000,000)  AS  ITS
CUSTODIAN  WITH  AUTHORITY  AS  ITS  AGENT,  BUT  SUBJECT  TO  SUCH
RESTRICTIONS,  LIMITATIONS  AND  OTHER  REQUIREMENTS,  IF  ANY,  AS  MAY  BE
CONTAINED  IN  THE  BY-LAWS  OF  THE  TRUST:

          (1)  TO  RECEIVE  AND  HOLD  SECURITIES  OWNED  BY  THE  TRUST
                AND  DELIVER  THE  SAME  UPON  WRITTEN  ORDER;
          (2)  TO  RECEIVE  AND  RECEIPT  FOR  ANY  MONEYS  DUE  TO  THE
                TRUST  AND  DEPOSIT  THE  SAME  IN  ITS  OWN  BANKING
                DEPARTMENT  OR  ELSEWHERE  AS  THE  TRUSTEES  MAY  DIRECT;
          (3)  TO  DISBURSE  SUCH  FUNDS  UPON  ORDERS  OR  VOUCHERS;
          (4)  TO  KEEP,  IF  AUTHORIZED  TO  DO  SO  BY  THE  TRUSTEES,
                THE BOOKS AND ACCOUNTS OF THE TRUST AND FURNISH CLERICAL AND ACCOUNTING SERVICES; AND
          (5) TO COMPUTE, IF AUTHORIZED TO DO SO BY THE TRUSTEES, THE ACCUMULATED NET INCOME OF THE TRUST AND THE NET
                ASSET VALUE OF THE SHARES IN ACCORDANCE WITH THE PROVISIONS HEREOF;

ALL UPON SUCH BASIS OF COMPENSATION AS MAY BE AGREED UPON BETWEEN THE TRUSTEES AND THE CUSTODIAN. IF SO DIRECTED BY A MAJORITY SHAREHOLDER VOTE, THE CUSTODIAN SHALL DELIVER AND PAY OVER ALL PROPERTY OF THE TRUST HELD BY IT AS SPECIFIED IN SUCH VOTE.

THE  TRUSTEES  MAY  ALSO  AUTHORIZE  THE  CUSTODIAN  TO  EMPLOY  ONE  OR  MORE
SUB-CUSTODIANS FROM TIME TO TIME TO PERFORM SUCH OF THE ACTS AND SERVICES OF THE CUSTODIAN AND UPON SUCH TERMS AND CONDITIONS, AS MAY BE AGREED UPON BETWEEN THE CUSTODIAN AND SUCH SUB-CUSTODIAN AND APPROVED BY THE TRUSTEES, PROVIDED THAT IN EVERY CASE SUCH SUB-CUSTODIAN SHALL BE A BANK OR TRUST COMPANY ORGANIZED UNDER THE LAWS OF THE UNITED
STATES OR ONE OF THE STATES THEREOF AND HAVING AN AGGREGATE CAPITAL, SURPLUS AND UNDIVIDED PROFITS (AS SHOWN IN ITS LAST PUBLISHED REPORT) OF AT LEAST TWO MILLION DOLLARS ($2,000,000) OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE REGISTERED UNDER THE SECURITIES EXCHANGE
ACT  OF  1934.

SECTION  2.  CENTRAL-CERTIFICATE  SYSTEM.  SUBJECT  TO  SUCH  RULES,
REGULATIONS AND ORDERS AS THE COMMISSION MAY ADOPT, THE TRUSTEES MAY DIRECT THE CUSTODIAN TO DEPOSIT ALL OR ANY PART OF THE SECURITIES OWNED BY THE TRUST IN A SYSTEM FOR THE CENTRAL HANDLING OF SECURITIES ESTABLISHED BY A NATIONAL SECURITIES EXCHANGE OR A NATIONAL SECURITIES ASSOCIATION REGISTERED WITH THE COMMISSION UNDER THE SECURITIES
EXCHANGE  ACT  OF  1934,  OR  SUCH  OTHER  PERSON  AS  MAY  BE  PERMITTED BY THE
COMMISSION  OR  OTHERWISE  IN  ACCORDANCE  WITH  THE  1940  ACT,  PURSUANT  TO
WHICH SYSTEM ALL SECURITIES OF ANY PARTICULAR CLASS OR SERIES OF ANY ISSUER DEPOSITED WITHIN THE SYSTEM ARE TREATED AS FUNGIBLE AND MAY BE TRANSFERRED OR PLEDGED BY BOOKKEEPING ENTRY WITHOUT PHYSICAL DELIVERY
OF SUCH SECURITIES, PROVIDED THAT ALL SUCH DEPOSITS SHALL BE SUBJECT TO WITHDRAWAL ONLY UPON THE ORDER OF THE CUSTODIAN AT THE DIRECTION OF THE TRUSTEES.

SECTION  3.  SPECIAL  CUSTODIANS.  THE  TRUSTEES  MAY  APPOINT  OR  OTHERWISE
ENGAGE ANY INSTITUTION WHICH WOULD BE PERMITTED TO ACT AS A SUB-CUSTODIAN HEREUNDER TO ACT AS A SPECIAL CUSTODIAN OF THE TRUST. ANY SPECIAL CUSTODIAN WHICH IS A MEMBER FIRM OF A NATIONAL SECURITIES
EXCHANGE  SHALL  HAVE  CUSTODY  ONLY  OF  SECURITIES  OWNED  BY  THE  TRUST  AND
SHALL NOT HOLD ANY OF ITS CASH. SPECIAL CUSTODIANS SHALL BE APPOINTED PURSUANT TO A WRITTEN AGREEMENT APPROVED AND THEREAFTER AT LEAST ANNUALLY RATIFIED BY THE TRUSTEES, AND ANY SUCH WRITTEN AGREEMENT SHALL MEET SUCH REQUIREMENTS AS MAY BE SPECIFIED BY LAW OR BY THE REGULATIONS OF THE COMMISSION. ANY SUCH WRITTEN AGREEMENT WITH A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE SHALL ALSO REQUIRE THAT THE SPECIAL CUSTODIAN SHALL DELIVER TO THE CUSTODIAN ITS RECEIPT, EVIDENCING THAT
IT HOLDS THE SPECIFIC SECURITIES IN QUESTION ON BEHALF OF THE TRUST IN ITS SAFEKEEPING, BEFORE ANY PAYMENT CAN BE MADE FOR SUCH SECURITIES BY
THE TRUST. SPECIAL CUSTODIANS SHALL BE USED BY THE TRUST ONLY FOR PURPOSES OF SAFEKEEPING DESIGNATED TYPES OF SECURITIES FOR PERIODS OF LIMITED DURATION IN CASES WHERE, IN THE OPINION OF THE TRUSTEES, OFFICERS OF THE TRUST, ITS INVESTMENT ADVISER OR OTHER AUTHORIZED
AGENT,  SUCH  SAFEKEEPING  SERVICES  WOULD  BE  MORE  APPROPRIATE  OR
CONVENIENT TO THE TRUST THAN THE SAFEKEEPING OF SUCH SECURITIES WITH THE CUSTODIAN.

SECTION 4. SPECIAL DEPOSITORIES. THE TRUSTEES MAY BY RESOLUTION APPOINT AS SPECIAL DEPOSITORIES ANY COMMERCIAL BANKS INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION HAVING AGGREGATE CAPITAL, SURPLUS AND UNDIVIDED PROFITS (AS SHOWN IN THEIR RESPECTIVE LAST PUBLISHED REPORTS) OF AT LEAST TWO MILLION DOLLARS ($2,000,000). THE TRUST MAY MAINTAIN WITH A SPECIAL DEPOSITORY ONLY DEMAND DEPOSIT ACCOUNTS AND SHALL NOT PERMIT THE AGGREGATE BALANCES IN SUCH ACCOUNTS TO EXCEED THE AMOUNT OF ANY FIDELITY BOND COVERING ANY OFFICER OF THE TRUST AUTHORIZED BY THE
TRUSTEES  TO  HAVE  SIGNATURE  AUTHORITY  OVER  SUCH  DEMAND  DEPOSIT  ACCOUNTS.


                                    ARTICLE X
DISTRIBUTIONS  AND  REDEMPTIONS

SECTION  1.  DISTRIBUTIONS.

(A) THE TRUSTEES MAY FROM TIME TO TIME DECLARE AND PAY DIVIDENDS, AND THE AMOUNT OF SUCH DIVIDENDS AND THE PAYMENT OF THEM SHALL BE WHOLLY IN
THE  DISCRETION  OF  THE  TRUSTEES.

(B)  THE  TRUSTEES  MAY  DECLARE  ACCUMULATED  NET  INCOME  OF  THE  TRUST  (AS
DEFINED IN SECTION 3 OF THIS ARTICLE X) AS A DIVIDEND TO SHAREHOLDERS OF RECORD AT SUCH TIME AS THE TRUSTEES SHALL DESIGNATE, PAYABLE IN
ADDITIONAL FULL AND FRACTIONAL SHARES OR IN CASH. THE TRUSTEES MAY, IF THEY DEEM IT ADVISABLE, DECLARE A NEGATIVE DIVIDEND (OR REVERSE SPLIT)
AND  DEDUCT  SUCH  AMOUNT  FROM  THE  PREVIOUSLY  ACCUMULATED  DIVIDENDS  OF
EACH  SHAREHOLDER  OR  FROM  SUCH  SHAREHOLDER'S  INTEREST  IN  THE  TRUST.

(C) THE TRUSTEES MAY DISTRIBUTE IN RESPECT OF ANY FISCAL YEAR AS ORDINARY DIVIDENDS AND AS CAPITAL GAINS DISTRIBUTIONS, RESPECTIVELY, AMOUNTS SUFFICIENT TO ENABLE THE TRUST AS A REGULATED INVESTMENT
COMPANY  TO  AVOID  ANY  LIABILITY  FOR  FEDERAL  INCOME  TAXES  IN  RESPECT  OF
THAT  YEAR.

(D) THE DECISION OF THE TRUSTEES AS TO WHAT, IN ACCORDANCE WITH GOOD ACCOUNTING PRACTICE, IS INCOME AND WHAT IS PRINCIPAL SHALL BE FINAL, AND EXCEPT AS SPECIFICALLY PROVIDED HEREIN, THE DECISION OF THE TRUSTEES AS TO WHAT EXPENSES AND CHARGES OF THE TRUST SHALL BE CHARGED AGAINST PRINCIPAL AND WHAT AGAINST INCOME SHALL BE FINAL. ANY INCOME NOT DISTRIBUTED IN ANY YEAR MAY BE PERMITTED TO ACCUMULATE AND AS LONG
AS  NOT  DISTRIBUTED  MAY  BE  INVESTED  FROM  TIME  TO  TIME IN THE SAME MANNER
AS  THE  PRINCIPAL  FUNDS  OF  THE  TRUST.

(E) THE TRUSTEES SHALL HAVE POWER, TO THE FULLEST EXTENT PERMITTED BY LAW, AT ANY TIME, OR FROM TIME TO TIME, TO DECLARE AND CAUSE TO BE PAID
DIVIDENDS, WHICH AT THE ELECTION OF THE TRUSTEES, MAY BE ACCRUED, AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES (OR FRACTIONS THEREOF) OF THE TRUST OR PAID IN CASH OR ADDITIONAL SHARES, ALL UPON SUCH TERMS AND
CONDITIONS  AS  THE  TRUSTEES  MAY  PRESCRIBE.

(F)  ANYTHING  IN  THIS  INSTRUMENT  TO  THE  CONTRARY  NOTWITHSTANDING,  THE
TRUSTEES MAY AT ANY TIME DECLARE AND DISTRIBUTE A DIVIDEND CONSISTING OF SHARES OF THE TRUST.

SECTION  2.  REDEMPTIONS  AND  REPURCHASES.

(A) IN CASE ANY SHAREHOLDER OF RECORD OF THE TRUST AT ANY TIME DESIRES OR AUTHORIZES THE DISPOSITION OF SHARES RECORDED IN HIS NAME, HE OR HIS AUTHORIZED AGENT MAY DEPOSIT A WRITTEN REQUEST (OR SUCH OTHER FORM OF
REQUEST  AS  THE  TRUSTEES  MAY  FROM  TIME  TO  TIME  AUTHORIZE)  REQUESTING
THAT THE TRUST PURCHASE HIS SHARES, TOGETHER WITH SUCH OTHER INSTRUMENTS OR AUTHORIZATION TO EFFECT THE TRANSFER AS THE TRUSTEES MAY
FROM TIME TO TIME REQUIRE, AT THE OFFICE OF THE TRUST, AND THE TRUST SHALL PURCHASE HIS SAID SHARES, BUT ONLY AT THE NET ASSET VALUE OF SUCH
SHARES (AS DEFINED IN SECTION 4 OF THIS ARTICLE X) DETERMINED BY OR ON BEHALF OF THE TRUSTEES NEXT AFTER SAID REQUEST.

PAYMENT FOR SUCH SHARES SHALL BE MADE BY THE TRUST TO THE SHAREHOLDER OF RECORD AT A TIME DETERMINED BY THE TRUSTEES WITHIN SEVEN (7) DAYS
AFTER  THE  DATE  UPON  WHICH  THE  REQUEST  (AND,  IF  REQUIRED,  SUCH  OTHER
INSTRUMENTS  OR  AUTHORIZATIONS  OF  TRANSFER)  IS  DEPOSITED,  SUBJECT  TO
THE  RIGHT  OF  THE  TRUSTEES  TO  POSTPONE  THE  DATE  OF  PAYMENT  PURSUANT TO
SECTION 5 OF THIS ARTICLE X. IF THE REDEMPTION IS POSTPONED BEYOND THE DATE ON WHICH IT WOULD NORMALLY OCCUR BY REASON OF A DECLARATION BY THE
TRUSTEES SUSPENDING THE RIGHT OF REDEMPTION PURSUANT TO SECTION 5 OF THIS ARTICLE X, THE RIGHT OF THE SHAREHOLDER TO HAVE HIS SHARES PURCHASED BY THE TRUST SHALL BE SIMILARLY SUSPENDED, AND HE MAY WITHDRAW HIS REQUEST (OR SUCH OTHER INSTRUMENTS OR AUTHORIZATIONS OF TRANSFER) FROM DEPOSIT IF HE SO ELECTS; OR, IF HE DOES NOT SO ELECT,
THE PURCHASE PRICE SHALL BE THE NET ASSET VALUE OF HIS SHARES, DETERMINED NEXT AFTER TERMINATION OF SUCH SUSPENSION AND PAYMENT THEREFOR SHALL BE MADE WITHIN SEVEN (7) DAYS THEREAFTER.

(B)  THE  TRUST  MAY  PURCHASE  SHARES  OF  THE  TRUST  BY  AGREEMENT  WITH  THE
OWNER  THEREOF  (1)  AT  A  PRICE  NOT  EXCEEDING  THE  NET  ASSET  VALUE  PER
SHARE DETERMINED NEXT AFTER THE PURCHASE OR CONTRACT OF PURCHASE IS MADE OR (2) AT A PRICE NOT EXCEEDING THE NET ASSET VALUE PER SHARE
DETERMINED  AT  SOME  LATER  TIME.

(C) SHARES PURCHASED BY THE TRUST EITHER PURSUANT TO PARAGRAPH (A) OR PARAGRAPH (B) OF THIS SECTION 2 SHALL BE DEEMED TREASURY SHARES AND MAY BE RESOLD BY THE TRUST.

(D) IF THE TRUSTEES DETERMINE THAT ECONOMIC CONDITIONS WOULD MAKE IT SERIOUSLY DETRIMENTAL TO THE BEST INTERESTS OF THE REMAINING SHAREHOLDERS OF THE TRUST TO MAKE PAYMENT WHOLLY OR PARTLY IN CASH, THE TRUST MAY PAY THE REDEMPTION PRICE IN WHOLE OR IN PART BY A DISTRIBUTION IN KIND OF SECURITIES FROM THE PORTFOLIO OF THE TRUST, IN LIEU OF CASH IN CONFORMITY WITH APPLICABLE RULES OF THE COMMISSION, TAKING SUCH SECURITIES AT THE SAME VALUE EMPLOYED IN DETERMINING NET
ASSET VALUE AND SELECTING THE SECURITIES IN SUCH MANNER AS THE TRUSTEES MAY DEEM FAIR AND EQUITABLE.

SECTION 3. DETERMINATION OF ACCUMULATED NET INCOME. THE ACCUMULATED NET INCOME OF THE TRUST SHALL BE DETERMINED BY OR ON BEHALF OF THE TRUSTEES DAILY OR MORE FREQUENTLY AT THE DISCRETION OF THE TRUSTEES, ON EACH BUSINESS DAY AT SUCH TIME OR TIMES AS THE TRUSTEES SHALL IN THEIR DISCRETION DETERMINE. SUCH DETERMINATION SHALL BE MADE IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND PRACTICES AND THE ACCOUNTING POLICIES ESTABLISHED BY THE TRUSTEES, AND MAY INCLUDE REALIZED AND/OR UNREALIZED GAINS FROM THE SALE OR DISPOSITION OF SECURITIES OR OTHER PROPERTY OF THE TRUST. THE POWER AND DUTY TO
DETERMINE ACCUMULATED NET INCOME MAY BE DELEGATED BY THE TRUSTEES FROM TIME TO TIME TO ONE OR MORE OF THE TRUSTEES OR OFFICERS OF THE TRUST, TO THE OTHER PARTY TO ANY CONTRACT ENTERED INTO PURSUANT TO SECTION 1
OR  2  OF  ARTICLE  VII,  OR  TO  THE  CUSTODIAN  OR  TO  A  TRANSFER  AGENT.

SECTION  4.  NET  ASSET  VALUE  OF  SHARES.  THE  NET  ASSET VALUE OF EACH SHARE
OF THE TRUST OUTSTANDING SHALL BE DETERMINED AT LEAST ONCE ON EACH BUSINESS DAY BY OR ON BEHALF OF THE TRUSTEES. THE POWER AND DUTY TO
DETERMINE NET ASSET VALUE MAY BE DELEGATED BY THE TRUSTEES FROM TIME TO TIME TO ONE OR MORE OF THE TRUSTEES OR OFFICERS OF THE TRUST, TO THE
OTHER  PARTY  TO  ANY  CONTRACT  ENTERED  INTO  PURSUANT  TO  SECTION  1 OR 2 OF
ARTICLE  VII,  OR  TO  THE  CUSTODIAN  OR  TO  A  TRANSFER  AGENT.

THE NET ASSET VALUE OF EACH SHARE OF THE TRUST AS OF ANY PARTICULAR TIME SHALL BE THE QUOTIENT (ADJUSTED TO THE NUMBER OF SIGNIFICANT DIGITS DETERMINED BY THE TRUSTEES) OBTAINED BY DIVIDING THE VALUE, AS OF SUCH TIME, OF THE NET ASSETS OF THE TRUST (I.E., THE VALUE OF THE
ASSETS OF THE TRUST LESS ITS LIABILITIES EXCLUSIVE OF CAPITAL AND SURPLUS) BY THE TOTAL NUMBER OF SHARES OUTSTANDING (EXCLUSIVE OF
TREASURY SHARES) AT SUCH TIME IN ACCORDANCE WITH THE REQUIREMENTS OF THE 1940 ACT AND ANY APPLICABLE RULES, REGULATIONS AND ORDERS
THEREUNDER,  AND  APPLICABLE  PROVISIONS  OF  THE  BY-LAWS  OF  THE  TRUST  IN
CONFORMITY  WITH  GENERALLY  ACCEPTED  ACCOUNTING  PRACTICES  AND  PRINCIPLES.

SECTION 5. SUSPENSION OF THE RIGHT OF REDEMPTION. THE TRUSTEES MAY DECLARE A SUSPENSION OF THE DETERMINATION OF NET ASSET VALUE AND/OR THE
RIGHT  OF  REDEMPTION  OR  POSTPONE  THE  GATE  OF  PAYMENT  OR THE WHOLE OR ANY
PART  OF  ANY  PERIOD  (I)  DURING  WHICH  THE  NEW  YORK  STOCK  EXCHANGE  IS
CLOSED OTHER THAN CUSTOMARY WEEKEND AND HOLIDAY CLOSINGS, (II) DURING WHICH TRADING ON THE NEW YORK STOCK EXCHANGE IS RESTRICTED, (III)
DURING  WHICH  AN  EMERGENCY  EXISTS  AS  A  RESULT  OF  WHICH  DISPOSAL  BY THE
TRUST  OF  SECURITIES  OWNED  BY  IT  IS  NOT  REASONABLY  PRACTICABLE  OR IT IS
NOT REASONABLY PRACTICABLE FOR THE TRUST FAIRLY TO DETERMINE THE VALUE OF ITS NET ASSETS, OR (IV) DURING ANY OTHER PERIOD WHEN THE COMMISSION
MAY FOR THE PROTECTION OF SECURITY HOLDERS OF THE TRUST BY ORDER, RULE OR INTERPRETATION PERMIT SUSPENSION OF THE RIGHT OF REDEMPTION OR POSTPONEMENT OF THE DATE OF PAYMENT ON REDEMPTION; PROVIDED THAT
APPLICABLE  RULES,  INTERPRETATIONS  AND  REGULATIONS  OF  THE  COMMISSION
SHALL GOVERN AS TO WHETHER THE CONDITIONS PRESCRIBED IN (II) OR (III) EXIST. SUCH SUSPENSION SHALL TAKE EFFECT AT SUCH TIME AS THE TRUSTEES
SHALL SPECIFY BUT NOT LATER THAN THE CLOSE OF BUSINESS ON THE BUSINESS DAY NEXT FOLLOWING THE DECLARATION OF SUSPENSION, AND THEREAFTER THERE
SHALL BE NO RIGHT OF REDEMPTION OR PAYMENT UNTIL THE TRUSTEES SHALL DECLARE THE SUSPENSION AT AN END, EXCEPT THAT THE SUSPENSION SHALL
TERMINATE IN ANY EVENT ON THE FIRST DAY ON WHICH SAID STOCK EXCHANGE SHALL HAVE REOPENED OR THE PERIOD SPECIFIED IN (II) OR (III) SHALL HAVE
EXPIRED (AS TO WHICH IN THE ABSENCE OF AN OFFICIAL RULING BY THE COMMISSION, THE DETERMINATION OF THE TRUSTEES SHALL BE CONCLUSIVE).

SECTION  6.  TRUST'S  RIGHT  TO  REDEEM  SHARES.  THE  TRUST  SHALL  HAVE  THE
RIGHT  TO  CAUSED  A  REDEMPTION  OF  SHARES  IN  ANY  SHAREHOLDER'S ACCOUNT FOR
THEIR  THEN  CURRENT  NET  ASSET  VALUE  (WHICH  WILL  BE  PROMPTLY  PAID TO THE
SHAREHOLDER  IN  CASH)  IF  AT  ANY  TIME  THE  TOTAL  INVESTMENT IN THE ACCOUNT
DOES NOT HAVE A MINIMUM DOLLAR VALUE DETERMINED FROM TIME TO TIME BY THE TRUSTEES IN THEIR SOLE DISCRETION. SHARES OF THE TRUST ARE REDEEMABLE AT THE OPTION OF THE TRUST IF, IN THE OPINION OF THE
TRUSTEES,  OWNERSHIP  OF  TRUST  SHARES  HAS  OR  MAY  BECOME  CONCENTRATED  TO
AN  EXTENT  WHICH  WOULD  CAUSE  THE  TRUST  TO  BE  A  PERSONAL HOLDING COMPANY
WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1954, AS AMENDED, AND ANY SUCCESSOR STATUTE (AND THEREBY DISQUALIFIED UNDER SUB-CHAPTER M OF SAID CODE); IN SUCH CIRCUMSTANCES THE TRUST MAY COMPEL THE REDEMPTION OF SHARES, REJECT ANY ORDER FOR THE PURCHASE OF SHARES OR
REFUSE  TO  GIVE  EFFECT  TO  THE  TRANSFER  OF  SHARES.

                                   ARTICLE XI
LIMITATION  OF  LIABILITY  AND  INDEMNIFICATION

SECTION 1. LIMITATION OF PERSONAL LIABILITY AND INDEMNIFICATION OF SHAREHOLDERS. THE TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS OF THE TRUST SHALL HAVE NO POWER TO BIND ANY SHAREHOLDER PERSONALLY OR TO CALL UPON ANY SHAREHOLDER FOR THE PAYMENT OF ANY SUM OF MONEY OR ASSESSMENT WHATSOEVER, OTHER THAN SUCH AS THE SHAREHOLDER MAY AT ANY TIME AGREE TO
PAY  BY  WAY  OF  SUBSCRIPTION  TO  ANY  SHARES  OR  OTHERWISE.

NO SHAREHOLDER OR FORMER SHAREHOLDER OF THE TRUST SHALL BE LIABLE SOLELY BY REASON OF HIS BEING OR HAVING BEEN A SHAREHOLDER FOR ANY
DEBT,  CLAIM,  ACTION,  DEMAND,  SUIT,  PROCEEDING,  JUDGMENT,  DECREE,
LIABILITY OR OBLIGATION OF ANY KIND, AGAINST, OR WITH RESPECT TO THE TRUST ARISING OUT OF ANY ACTION TAKEN OR OMITTED FOR OR ON BEHALF OF
THE TRUST, AND THE TRUST SHALL BE SOLELY LIABLE THEREFOR AND RESORT SHALL BE HAD SOLELY TO THE TRUST PROPERTY FOR THE PAYMENT OR PERFORMANCE THEREOF.

EACH SHAREHOLDER OR FORMER SHAREHOLDER OF THE TRUST (OR THEIR HEIRS, EXECUTORS, ADMINISTRATORS OR OTHER LEGAL REPRESENTATIVES OR, IN CASE OF
A CORPORATE ENTITY, ITS CORPORATE OR GENERAL SUCCESSOR) SHALL BE ENTITLED TO INDEMNITY AND REIMBURSEMENT OUT OF THE TRUST PROPERTY TO
THE FULL EXTENT OF SUCH LIABILITY AND THE COSTS OF ANY LITIGATION OR OTHER PROCEEDINGS IN WHICH SUCH LIABILITY SHALL HAVE BEEN DETERMINED, INCLUDING, WITHOUT LIMITATION, THE FEES AND DISBURSEMENTS OF COUNSEL
IF, CONTRARY TO THE PROVISIONS HEREOF, SUCH SHAREHOLDER OR FORMER SHAREHOLDER OF THE TRUST SHALL BE HELD TO PERSONAL LIABILITY.

THE  TRUST  SHALL,  UPON  REQUEST  BY  THE  SHAREHOLDER  OR  FORMER SHAREHOLDER,
ASSUME THE DEFENSE OF ANY CLAIM MADE AGAINST ANY SHAREHOLDER FOR ANY ACT OR OBLIGATION OF THE TRUST AND SATISFY ANY JUDGMENT THEREON.

SECTION 2. LIMITATION OF PERSONAL LIABILITY OF TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS OF THE TRUST. NO TRUSTEE, OFFICER, EMPLOYEE OR
AGENT OF THE TRUST SHALL HAVE THE POWER TO BIND ANY OTHER TRUSTEE, OFFICER, EMPLOYEE OR AGENT OF THE TRUST PERSONALLY. THE TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS OF THE TRUST INCURRING ANY DEBTS,
LIABILITIES  OR  OBLIGATIONS,  OR  IN  TAKING  OR  OMITTING  ANY  OTHER  ACTIONS
FOR  OR  IN  CONNECTION  WITH  THE  TRUST  ARE,  AND  EACH  SHALL  BE  DEEMED TO
BE, ACTING AS TRUSTEE, OFFICER, EMPLOYEE OR AGENT OF THE TRUST AND NOT IN HIS OWN INDIVIDUAL CAPACITY.

PROVIDED THEY HAVE ACTED UNDER THE BELIEF THAT THEIR ACTIONS ARE IN THE BEST INTEREST OF THE TRUST, THE TRUSTEES AND OFFICERS SHALL NOT BE RESPONSIBLE FOR OR LIABLE IN ANY EVENT FOR NEGLECT OR WRONGDOING BY THEM OR ANY OFFICER, AGENT, EMPLOYEE, INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, TRANSFER AGENT OR CUSTODIAN OF THE TRUST OR OF ANY ENTITY PROVIDING ADMINISTRATIVE SERVICES FOR THE TRUST, BUT NOTHING HEREIN
CONTAINED  SHALL  PROTECT  ANY  TRUSTEE  OR  OFFICER  AGAINST  ANY  LIABILITY TO
WHICH HE WOULD OTHERWISE BE SUBJECT BY REASON OF WILLFUL MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR RECKLESS DISREGARD OF THE DUTIES INVOLVED IN THE CONDUCT OF HIS OFFICE.

SECTION 3. EXPRESS EXCULPATORY CLAUSES AND INSTRUMENTS. THE TRUSTEES SHALL USE APPROPRIATE MEANS TO ASSURE THAT ALL PERSONS HAVING
DEALINGS  WITH  THE  TRUST  SHALL  BE  INFORMED  THAT  THE  PROPERTY  OF  THE
SHAREHOLDERS  AND  THE  TRUSTEES,  OFFICERS,  EMPLOYEES  AND  AGENTS  OF  THE
TRUST  SHALL  NOT  BE  SUBJECT  TO  CLAIMS  AGAINST  OR  OBLIGATIONS  OF  THE
TRUST TO ANY EXTENT WHATSOEVER. THE TRUSTEES MAY CAUSE TO BE INSERTED IN ANY WRITTEN AGREEMENT, UNDERTAKING OR OBLIGATION MADE OR ISSUED ON BEHALF OF THE TRUST (INCLUDING CERTIFICATES FOR SHARES OF THE TRUST) AN APPROPRIATE REFERENCE TO THIS DECLARATION, PROVIDING THAT NEITHER THE SHAREHOLDERS, THE TRUSTEES, THE OFFICERS, THE EMPLOYEES NOR ANY AGENT OF THE TRUST SHALL BE LIABLE THEREUNDER, AND THAT THE OTHER PARTIES TO SUCH INSTRUMENT SHALL LOOK SOLELY TO THE TRUST PROPERTY FOR THE PAYMENT
OF ANY CLAIM THEREUNDER OR FOR THE PERFORMANCE THEREOF; BUT THE OMISSION OF SUCH PROVISIONS FROM ANY SUCH INSTRUMENT SHALL NOT RENDER ANY SHAREHOLDER, TRUSTEE, OFFICER, EMPLOYEE OR AGENT LIABLE, NOR SHALL
THE TRUSTEE, OR ANY OFFICER, AGENT OR EMPLOYEE OF THE TRUST BE LIABLE TO ANYONE FOR SUCH OMISSION. IF, NOTWITHSTANDING THIS PROVISION, ANY
SHAREHOLDER,  TRUSTEE,  OFFICER,  EMPLOYEE  OR  AGENT  SHALL  BE  HELD  LIABLE
TO  ANY  OTHER  PERSON  BY  REASON  OF  THE  OMISSION  OF  SUCH  PROVISION  FROM
ANY  SUCH  AGREEMENT,  UNDERTAKING  OR  OBLIGATION,  THE  SHAREHOLDER,
TRUSTEE, OFFICER, EMPLOYEE OR AGENT SHALL BE ENTITLED TO INDEMNITY AND REIMBURSEMENT OUT OF THE TRUST PROPERTY, AS PROVIDED IN THIS ARTICLE XI.

SECTION  4.  MANDATORY  INDEMNIFICATION.
(A)  SUBJECT  ONLY  TO  THE  PROVISIONS  HEREOF,  EVERY  PERSON  WHO  IS  OR HAS
BEEN A TRUSTEE, OFFICER, EMPLOYEE OR AGENT OF THE TRUST AND EVERY PERSON WHO SERVES AT THE TRUST'S REQUEST AS DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST OR
OTHER ENTERPRISE SHALL BE INDEMNIFIED BY THE TRUST TO THE FULLEST EXTENT PERMITTED BY LAW AGAINST ALL LIABILITIES AND AGAINST ALL
EXPENSES REASONABLY INCURRED OR PAID BY HIM IN CONNECTION WITH ANY DEBT, CLAIM, ACTION, DEMAND, SUIT, PROCEEDING, JUDGMENT, DECREE,
LIABILITY  OR  OBLIGATION  OF  ANY  KIND  IN  WHICH  HE  BECOMES  INVOLVED  AS A
PARTY  OR  OTHERWISE  OR  IS  THREATENED  BY  VIRTUE  OF  HIS  BEING  OR  HAVING
BEEN A TRUSTEE, OFFICER, EMPLOYEE OR AGENT OF THE TRUST OR OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE AT THE REQUEST OF THE TRUST AGAINST AMOUNTS PAID OR INCURRED BY HIM IN THE COMPROMISE OR SETTLEMENT THEREOF.

(B) THE WORDS "CLAIM," "ACTION," "SUIT," OR "PROCEEDING" SHALL APPLY TO ALL CLAIMS, ACTIONS, SUITS OR PROCEEDINGS (CIVIL, CRIMINAL, ADMINISTRATIVE, LEGISLATIVE, INVESTIGATIVE OR OTHER, INCLUDING
APPEALS), ACTUAL OR, THREATENED, AND THE WORDS "LIABILITIES" AND "EXPENSES" SHALL INCLUDE, WITHOUT LIMITATION, ATTORNEYS' FEES, COSTS,
JUDGMENTS,  AMOUNTS  PAID  IN  SETTLEMENT,  FINES,  PENALTIES  AND  OTHER
LIABILITIES.

(C)  NO  INDEMNIFICATION  SHALL  BE  PROVIDED  TO  ANY  PERSON  HEREUNDER
AGAINST  ANY  LIABILITIES  TO  THE  TRUST  OR  ITS  SHAREHOLDERS  ADJUDICATED TO
HAVE  BEEN  INCURRED  BY  REASON  OF  WILLFUL  MISFEASANCE,  BAD  FAITH,  GROSS
NEGLIGENCE, OR RECKLESS DISREGARD OF THE DUTIES INVOLVED IN THE CONDUCT OF SUCH PERSON'S OFFICE.

(D) THE RIGHTS OF INDEMNIFICATION HEREIN PROVIDED MAY BE INSURED AGAINST BY POLICIES MAINTAINED BY THE TRUST, SHALL BE SEVERABLE, SHALL
NOT AFFECT ANY OTHER RIGHTS TO WHICH ANY TRUSTEE, OFFICER, EMPLOYEE OR AGENT MAY NOW OR HEREAFTER BE ENTITLED, SHALL CONTINUE AS TO A PERSON WHO HAS CEASED TO BE SUCH TRUSTEE, OFFICER, EMPLOYEE, OR AGENT AND
SHALL INURE TO THE BENEFIT OF THE HEIRS, EXECUTORS AND ADMINISTRATORS OF SUCH A PERSON; PROVIDED, HOWEVER, THAT NO PERSON MAY SATISFY ANY
RIGHT OF INDEMNITY OR REIMBURSEMENT GRANTED HEREIN EXCEPT OUT OF THE PROPERTY OF THE TRUST, AND NO OTHER PERSON SHALL BE PERSONALLY LIABLE TO PROVIDE INDEMNITY OR REIMBURSEMENT HEREUNDER (EXCEPT AN INSURER OR SURETY OF PERSON OTHERWISE BOUND BY CONTRACT).

(E) EXPENSES IN CONNECTION WITH THE PREPARATION AND PRESENTATION OF A DEFENSE TO ANY CLAIM, ACTION, SUIT OR PROCEEDING OF THE CHARACTER
DESCRIBED  IN  PARAGRAPH  (A)  OF  THIS  SECTION  4  MAY  BE  PAID  BY THE TRUST
PRIOR TO FINAL DISPOSITION THEREOF UPON RECEIPT OF A WRITTEN UNDERTAKING BY OR ON BEHALF OF THE TRUSTEE, OFFICER, EMPLOYEE OR AGENT TO REIMBURSE TO THE TRUST IF IT IS ULTIMATELY DETERMINED UNDER THIS
SECTION  4  THAT  HE  IS  NOT  ENTITLED  TO  INDEMNIFICATION.


                                   ARTICLE XII
MISCELLANEOUS

SECTION  1.  TRUST  IS  NOT  A  PARTNERSHIP.  IT  IS  HEREBY  EXPRESSLY DECLARED
THAT  A  TRUST  AND  NOT  A  PARTNERSHIP  IS  CREATED  HEREBY.

SECTION  2.  TRUSTEE'S  GOOD  FAITH  ACTION,  EXPERT  ADVICE,  NO  BOND  OR
SURETY.  THE  EXERCISE  BY  THE  TRUSTEES  OF  THEIR  POWERS  AND  DISCRETIONS
HEREUNDER  IN  GOOD  FAITH  AND  WITH  REASONABLE  CARE  UNDER  THE
CIRCUMSTANCES  THEN  PREVAILING,  SHALL  BE  BINDING  UPON  EVERYONE
INTERESTED. SUBJECT TO THE PROVISIONS OF ARTICLE XI, THE TRUSTEES SHALL NOT BE LIABLE FOR ERRORS OF JUDGMENT OR MISTAKES OF FACT OR LAW. THE
TRUSTEES MAY TAKE ADVICE OF COUNSEL OR OTHER EXPERTS WITH RESPECT TO THE MEANING AND OPERATION OF THIS DECLARATION OF TRUST, AND SUBJECT TO
THE  PROVISIONS  OF  ARTICLE  XI,  SHALL  BE  UNDER  NO  LIABILITY  FOR  ANY ACT
OR  OMISSION  IN  ACCORDANCE  WITH  SUCH  ADVICE  OR  FOR  FAILING  TO  FOLLOW
SUCH ADVICE. THE TRUSTEES SHALL NOT BE REQUIRED TO GIVE ANY BOND AS SUCH, NOR ANY SURETY IF A BOND IS REQUIRED.

SECTION  3.  ESTABLISHMENT  OF  RECORD  DATES.  THE  TRUSTEES  MAY  CLOSE  THE
SHARE  TRANSFER  BOOKS  OF  THE  TRUST  FOR  A  PERIOD  NOT EXCEEDING SIXTY (60)
DAYS  PRECEDING  THE  DATE  OF  ANY  MEETING  OF  SHAREHOLDERS,  OR THE DATE FOR
THE PAYMENT OF ANY DIVIDEND OR THE MAKING OF ANY DISTRIBUTION TO SHAREHOLDERS, OR THE DATE FOR THE ALLOTMENT OF RIGHTS, OR THE DATE WHEN ANY CHANGE OR CONVERSION OR EXCHANGE OF SHARES SHALL GO INTO EFFECT; OR IN LIEU OF CLOSING THE SHARE TRANSFER BOOKS AS AFORESAID, THE TRUSTEES
MAY FIX IN ADVANCE A DATE, NOT EXCEEDING SIXTY (60) DAYS PRECEDING THE DATE OF ANY MEETING OF SHAREHOLDERS, OR THE DATE FOR THE PAYMENT OF ANY DIVIDEND OR THE MAKING OF ANY DISTRIBUTION TO SHAREHOLDERS, OR THE DATE FOR THE ALLOTMENT OF RIGHTS, OR THE DATE WHEN ANY CHANGE OR CONVERSION OR EXCHANGE OF SHARES SHALL GO INTO EFFECT, OR THE LAST DAY ON WHICH
THE CONSENT OR DISSENT OF SHAREHOLDERS MAY BE EFFECTIVELY EXPRESSED FOR ANY PURPOSE, AS A RECORD DATE FOR THE DETERMINATION OF THE SHAREHOLDERS ENTITLED TO NOTICE OF, AND, TO VOTE AT, ANY SUCH MEETING AND ANY
ADJOURNMENT  THEREOF,  OR  ENTITLED  TO  RECEIVE  PAYMENT  OF  ANY  SUCH
DIVIDEND  OR  DISTRIBUTION,  OR  TO  ANY  SUCH  ALLOTMENT  OF  RIGHTS,  OR  TO
EXERCISE  THE  RIGHTS  IN  RESPECT  OF  ANY  SUCH  CHANGE,  CONVERSION  OR
EXCHANGE  OF  SHARES,  OR  TO  EXERCISE  THE  RIGHT  TO  GIVE  SUCH  CONSENT  OR
DISSENT, AND IN SUCH CASE, SUCH SHAREHOLDERS AND ONLY SUCH SHAREHOLDERS AS SHALL BE SHAREHOLDERS OF RECORD ON THE DATE SO FIXED SHALL BE ENTITLED TO SUCH NOTICE OF, AND TO VOTE AT, SUCH MEETING, OR TO RECEIVE
PAYMENT OF SUCH DIVIDEND OR DISTRIBUTION, OR TO RECEIVE SUCH ALLOTMENT OR RIGHTS, OR TO EXERCISE SUCH RIGHTS, AS THE CASE MAY BE, NOTWITHSTANDING ANY TRANSFER OF ANY SHARES ON THE BOOKS OF THE TRUST AFTER ANY SUCH DATE FIXED AS AFORESAID.

SECTION  4.  TERMINATION  OF  TRUST.

(A)  THIS  TRUST  SHALL  CONTINUE  WITHOUT  LIMITATION  OF  TIME  BUT SUBJECT TO
THE  PROVISIONS  OF  PARAGRAPHS  (B),  (C)  AND  (D)  OF  THIS  SECTION  4.

(B) THE TRUSTEES, WITH THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES, MAY MERGE, CONSOLIDATE, OR SELL AND CONVEY THE ASSETS OF THE TRUST INCLUDING ITS GOODWILL TO ANOTHER TRUST OR CORPORATION ORGANIZED UNDER THE LAWS OF ANY STATE OF THE UNITED STATES FOR AN ADEQUATE CONSIDERATION WHICH MAY INCLUDE THE ASSUMPTION OF ALL OUTSTANDING OBLIGATIONS, TAXES, AND OTHER LIABILITIES, ACCRUED OR CONTINGENT, OF THE TRUST AND WHICH MAY INCLUDE SHARES OF BENEFICIAL INTEREST OR STOCK OF SUCH TRUST OR CORPORATION. UPON MAKING PROVISION
FOR  THE  PAYMENT  OF  ALL  SUCH  LIABILITIES,  BY  SUCH  ASSUMPTION  OR
OTHERWISE, THE TRUSTEES SHALL DISTRIBUTE THE NET PROCEEDS OF THE TRANSACTION RATABLY AMONG THE HOLDERS OF THE SHARES OF THE TRUST THEN OUTSTANDING.

(C)  SUBJECT  TO  A  MAJORITY  SHAREHOLDER  VOTE,  THE  TRUSTEES  MAY  AT  ANY
TIME SELL AND CONVERT INTO MONEY ALL THE ASSETS OF THE TRUST. UPON MAKING PROVISION FOR THE PAYMENT OF ALL OUTSTANDING OBLIGATIONS, TAXES AND OTHER LIABILITIES, ACCRUED OR CONTINGENT, OF THE TRUST, THE TRUSTEES SHALL DISTRIBUTE THE REMAINING ASSETS OF THE TRUST RATABLY AMONG THE HOLDERS OF THE OUTSTANDING SHARES.

(D) UPON COMPLETION OF THE DISTRIBUTION OF THE REMAINING PROCEEDS OR THE REMAINING ASSETS AS PROVIDED IN PARAGRAPHS (B) AND (C), THE TRUST
SHALL  BE  DISCHARGED  OF  ANY  AND  ALL  FURTHER  LIABILITIES  AND  DUTIES
HEREUNDER AND THE RIGHT, TITLE, AND INTEREST OF ALL PARTIES SHALL BE CANCELED AND DISCHARGED.

SECTION 5. OFFICES OF THE TRUST, FILING OF COPIES, REFERENCES, HEADINGS. THE TRUST MAY MAINTAIN SUCH OFFICES IN SUCH LOCATIONS AS THE TRUSTEES MAY FROM TIME TO TIME DETERMINE. THE ORIGINAL OR A COPY OF
THIS  INSTRUMENT  AND  OF  EACH  DECLARATION  OF  TRUST  SUPPLEMENTAL  HERETO
SHALL  BE  KEPT  AT  THE  OFFICE  OF  THE  TRUST  WHERE  IT  MAY BE INSPECTED BY
ANY SHAREHOLDER. A COPY OF THIS INSTRUMENT AND OF EACH SUPPLEMENTAL DECLARATION OF TRUST SHALL BE FILED BY THE TRUSTEES WITH THE MASSACHUSETTS SECRETARY OF STATE, AS WELL AS ANY OTHER GOVERNMENTAL OFFICE WHERE SUCH FILING MAY FROM TIME TO TIME BE REQUIRED. ANYONE DEALING WITH THE TRUST MAY RELY ON A CERTIFICATE BY AN OFFICER OF THE
TRUST  AS  TO  WHETHER  OR  NOT  ANY  SUCH  SUPPLEMENTAL  DECLARATION  OF  TRUST
HAS  BEEN  MADE  AND  AS  TO  ANY  MATTERS  IN  CONNECTION  WITH  THE  TRUST
HEREUNDER, AND WITH THE SAME EFFECT AS IF IT WERE THE ORIGINAL, MAY RELY ON A COPY CERTIFIED BY AN OFFICER OF THE TRUST TO BE A COPY OF
THIS  INSTRUMENT  OR  OF  ANY  SUCH  SUPPLEMENTAL  DECLARATION  OF  TRUST.  IN
THIS  INSTRUMENT  OR  IN  ANY  SUCH  SUPPLEMENTAL  DECLARATION  OF  TRUST,
REFERENCES TO THIS INSTRUMENT, AND ALL EXPRESSIONS LIKE "HEREIN," "HEREOF" AND "HEREUNDER," SHALL BE DEEMED TO REFER TO THIS INSTRUMENT
AS  AMENDED  OR  AFFECTED  BY  ANY  SUCH  SUPPLEMENTAL  DECLARATION  OF  TRUST.
HEADINGS  ARE  PLACED  HEREIN  FOR  CONVENIENCE  OR  REFERENCE  ONLY,  AND  IN
CASE OF ANY CONFLICT, THE TEXT OF THIS INSTRUMENT, RATHER THAN THE HEADINGS, SHALL CONTROL. THIS INSTRUMENT MAY BE EXECUTED IN ANY NUMBER
OF  COUNTERPARTS  EACH  OF  WHICH  SHALL  BE  DEEMED  AN  ORIGINAL.

SECTION  6.  APPLICABLE  LAW.  THE  TRUST  SET  FORTH  IN  THIS  INSTRUMENT  IS
CREATED UNDER AND IS TO BE GOVERNED BY AND CONSTRUED AND ADMINISTERED ACCORDING TO THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. THE TRUST
SHALL BE OF THE TYPE COMMONLY CALLED A MASSACHUSETTS BUSINESS TRUST, AND WITHOUT LIMITING THE PROVISIONS HEREOF, THE TRUST MAY EXERCISE ALL POWERS WHICH ARE ORDINARILY EXERCISED BY SUCH A TRUST.

SECTION  7.  AMENDMENTS.  PRIOR  TO  THE  INITIAL  ISSUANCE  OF  SHARES PURSUANT
TO THE SECOND SENTENCE OF SECTION 3 OF ARTICLE III, A MAJORITY OF THE TRUSTEES THEN IN OFFICE MAY AMEND OR OTHERWISE SUPPLEMENT THIS
INSTRUMENT  BY  MAKING  A  DECLARATION  OF  TRUST  SUPPLEMENTAL  HERETO,  WHICH
THEREAFTER SHALL FORM A PART HEREOF. SUBSEQUENT TO SUCH INITIAL ISSUANCE OF SHARES, IF AUTHORIZED BY A MAJORITY OF THE TRUSTEES THEN IN OFFICE AND BY A MAJORITY SHAREHOLDER VOTE, OR BY ANY LARGER VOTE WHICH
MAY  BE  REQUIRED  BY  APPLICABLE  LAW  OR  THIS  DECLARATION  OF  TRUST  IN ANY
PARTICULAR  CASE,  THE  TRUSTEES  SHALL  AMEND  OR  OTHERWISE  SUPPLEMENT  THIS
INSTRUMENT,  BY  MAKING  A  DECLARATION  OF  TRUST  SUPPLEMENTAL  HERETO,  WHICH
THEREAFTER  SHALL  FORM  A  PART  HEREOF.  ANY  SUCH  SUPPLEMENTAL  DECLARATION
OF  TRUST  SHALL  BE  SIGNED  BY  AT  LEAST  A  MAJORITY  OF  THE
TRUSTEES  THEN  IN  OFFICE.  COPIES  OF  THE  SUPPLEMENTAL  DECLARATION  OF
TRUST  SHALL  BE  FILED  AS  SPECIFIED  IN  SECTION  5  OF  THIS  ARTICLE  XII.

SECTION  8.  CONFLICTS  WITH  LAW  OR  REGULATIONS.

(A) THE PROVISIONS OF THIS DECLARATION OF TRUST ARE SEVERABLE, AND IF THE TRUSTEES DETERMINE, WITH THE ADVICE OF COUNSEL, THAT ANY SUCH
PROVISION IS IN UNRESOLVABLE CONFLICT WITH THE 1940 ACT, WITH THE PROVISIONS OF THE INTERNAL REVENUE CODE RELATING TO THE TAX TREATMENT OF A REGULATED INVESTMENT COMPANY OR OTHER MATTERS CONCERNING REGULATED INVESTMENT COMPANIES, OR WITH OTHER APPLICABLE LAWS OR REGULATIONS, THE CONFLICTING PROVISION SHALL BE DEEMED NEVER TO HAVE CONSTITUTED A PART OF THIS DECLARATION OF TRUST; PROVIDED, HOWEVER, THAT SUCH
DETERMINATION  SHALL  NOT  AFFECT  ANY  OF  THE  REMAINING  PROVISIONS  HEREOF
NOR RENDER INVALID OR IMPROPER ANY ACTION TAKEN OR OMITTED PRIOR TO SUCH DETERMINATION.

(B) IF ANY PROVISION OF THIS DECLARATION OF TRUST SHALL BE HELD INVALID OR UNENFORCEABLE IN ANY JURISDICTION, SUCH INVALIDITY OR
UNENFORCEABILITY  SHALL  NOT  ATTACH  TO  SUCH  PROVISION  IN  ANY  OTHER
JURISDICTION  OR  ANY  OTHER  PROVISION  HEREOF  IN  ANY  JURISDICTION.

SECTION 9. USE OF NAME. THE TRUSTEES OF THE TRUST ACKNOWLEDGE THAT, IN CONSIDERATION OF ITS ASSUMPTION OF CERTAIN EXPENSES OF FORMATION OF THE
TRUST,  CALVERT  ASSET  MANAGEMENT  COMPANY,  INC.,  HAS  RESERVED  FOR  ITSELF
THE  RIGHTS  TO  THE  NAME  "CALVERT  SOCIAL  INVESTMENT  FUND"  (OR ANY SIMILAR
NAME) AND THAT USE BY THE TRUST OF SUCH NAME SHALL CONTINUE ONLY WITH THE CONTINUING CONSENT OF CALVERT ASSET MANAGEMENT COMPANY, INC., WHICH CONSENT MAY BE WITHDRAWN AT ANY TIME, EFFECT IMMEDIATELY, UPON WRITTEN NOTICE THEREOF TO THE TRUST.

IN WITNESS WHEREOF, THE UNDERSIGNED HAVE EXECUTED THIS INSTRUMENT ON THE DATE FIRST WRITTEN ABOVE.
JOHN  G.  GUFFEY,  JR.
D.  WAYNE  SILBY
FILED  1/5/82


                         CALVERT SOCIAL INVESTMENT FUND
                        SUPPLEMENTAL DECLARATION OF TRUST


SUPPLEMENTAL  DECLARATION  OF  TRUST  MADE  THIS  23RD  DAY  OF  DECEMBER, 1981,
BY  JOHN  G.  GUFFEY,  JR.,  TRUSTEE,  AND  D.  WAYNE  SILBY,  TRUSTEE.

WHEREAS, BY DECLARATION OF TRUST MADE ON NOVEMBER 30, 1981, THE ABOVE-NAMED TRUSTEES ESTABLISHED CALVERT SOCIAL INVESTMENT FUND ("THE FUND"); AND

WHEREAS,  THE  ABOVE-NAMED  TRUSTEES,  COMPRISING  ALL  OF  THE  TRUSTEES  OF
FUND,  DESIRE  TO  AMEND  SAID  DECLARATION  OF  TRUST  PRIOR  TO  THE  ISSUANCE
OF SHARES OF THE FUND, IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE XII, SECTION 7, THEREOF;

NOW,  THEREFORE,  THE  TRUSTEES  DO  HEREBY  DECLARE  THAT  SUCH  DECLARATION OF
TRUST  SHALL  BE  AND  HEREBY  IS  AMENDED  AS  FOLLOWS:

ARTICLE  XI,  SECTION  4(A),  SHALL  BE  AND  HEREBY  IS  AMENDED  TO  PROVIDE:

"SECTION  4.  MANDATORY  INDEMNIFICATION.

(A)  SUBJECT  ONLY  TO  THE  PROVISIONS  HEREOF  AND  ANY  APPLICABLE
PROVISIONS OF THE BY-LAWS OF THE TRUST, EVERY PERSON WHO IS OR HAS BEEN A TRUSTEE, OFFICER, EMPLOYEE OR AGENT OF THE TRUST AND EVERY PERSON WHO SERVES AT THE TRUST'S REQUEST AS DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE SHALL BE INDEMNIFIED BY THE TRUST TO THE FULLEST EXTENT PERMITTED BY LAWS AGAINST ALL LIABILITIES AND AGAINST ALL EXPENSES REASONABLY INCURRED OR PAID BY HIM IN CONNECTION WITH ANY DEBT, CLAIM, ACTION, DEMAND, SUIT, PROCEEDING, JUDGMENT, DECREE, LIABILITY OR OBLIGATION OF ANY KIND IN WHICH HE BECOMES INVOLVED AS A PARTY OR OTHERWISE OR IS THREATENED BY VIRTUE OF HIS BEING OR HAVING BEEN A TRUSTEE, OFFICER, EMPLOYEE OR AGENT OF THE TRUST OR OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE AT THE REQUEST OF THE TRUST AGAINST AMOUNTS PAID OR INCURRED BY HIM IN THE COMPROMISE OR SETTLEMENT THEREOF."

AND  FURTHER,  ARTICLE  XII,  SECTION  3,  SHALL  BE  AND  HEREBY  IS AMENDED TO
PROVIDE:

"SECTION 3. ESTABLISHMENT OF RECORD DATES. THE TRUSTEES MAY CLOSE THE SHARE TRANSFER BOOKS OF THE TRUST FOR A PERIOD NOT EXCEEDING NINETY
(90)  DAYS  PRECEDING  THE  DATE  OF  ANY  MEETING  OF  SHAREHOLDERS,  OR  THE
DATE OF THE PAYMENT OF ANY DIVIDEND OR THE MAKING OF ANY DISTRIBUTION TO SHAREHOLDERS, OR THE DATE FOR THE ALLOTMENT OF RIGHTS, OR THE DATE
WHEN ANY CHANGE OR CONVERSION OR EXCHANGE OF SHARES SHALL GO INTO EFFECT; OR IN LIEU OF CLOSING THE SHARE TRANSFER BOOKS AS AFORESAID,
THE TRUSTEES MAY FIX IN ADVANCE A DATE, NOT EXCEEDING NINETY (90) DAYS PRECEDING THE DATE OF ANY MEETING OF SHAREHOLDERS, OR THE DATE FOR THE PAYMENT OF ANY DIVIDEND OR THE MAKING OR ANY DISTRIBUTION TO SHAREHOLDERS, OR THE DATE FOR THE ALLOTMENT OF RIGHTS, OR THE DATE WHEN ANY CHANGE OR CONVERSION OR EXCHANGE OF SHARES SHALL GO INTO EFFECT, OR THE LAST DAY ON WHICH THE CONSENT OR DISSENT OF SHAREHOLDERS MAY BE EFFECTIVELY EXPRESSED FOR ANY PURPOSE, AS A RECORD DATE FOR THE
DETERMINATION OF THE SHAREHOLDERS ENTITLED TO NOTICE OF, AND, TO VOTE AT, ANY SUCH MEETING AND ANY ADJOURNMENT THEREOF, OR, ENTITLED TO RECEIVE PAYMENT OF ANY SUCH DIVIDEND OR DISTRIBUTION, OR TO ANY SUCH ALLOTMENT OF RIGHTS, OR TO EXERCISE THE RIGHTS IN RESPECT OF ANY SUCH CHANGE, CONVERSION OR EXCHANGE OF SHARES, OR TO EXERCISE THE RIGHT TO
GIVE  SUCH  CONSENT  OR  DISSENT,  AND  IN  SUCH  CASE,  SUCH  SHAREHOLDERS  AND
ONLY SUCH SHAREHOLDERS AS SHALL BE SHAREHOLDERS OF RECORD ON THE DATE SO FIXED SHALL BE ENTITLED TO SUCH NOTICE OF, AND TO VOTE AT, SUCH
MEETING, OR TO RECEIVE PAYMENT OF SUCH DIVIDEND OR DISTRIBUTION, OR TO RECEIVE SUCH ALLOTMENT OR RIGHTS, OR TO EXERCISE SUCH RIGHTS, AS THE CASE MAY BE, NOTWITHSTANDING ANY TRANSFER OF ANY SHARES ON THE BOOKS OF THE TRUST AFTER ANY SUCH DATE FIXED AS AFORESAID."

IN WITNESS WHEREOF, THE UNDERSIGNED HAVE EXECUTED THIS INSTRUMENT ON THE DATE FIRST WRITTEN ABOVE.

/S/JOHN  G.  GUFFEY,  JR.,  TRUSTEE
/S/D.  WAYNE  SILBY,  TRUSTEE